                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                          $[978,512,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                        NEW CENTURY MORTGAGE CORPORATION
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                 MASTER SERVICER

                      DEUTSCHE BANK NATIONAL TRUST COMPANY
                                     TRUSTEE


                                JANUARY 31, 2005



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                                   TERM SHEET
                                JANUARY 31, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-NC1
                          $[978,512,000] (APPROXIMATE)
                               SUBJECT TO REVISION

                                                                                                 EXPECTED  STATED
                                          WAL (yrs.)    PAYMENT WINDOW   PAYMENT     INTEREST     FINAL     FINAL   EXPECTED RATINGS
  CLASS        APPROX        COUPON        (CALL(4)/    (CALL(4)/         DELAY      ACCRUAL     MATURITY  MATURITY  (MOODY'S / S&P)
               SIZE($)                     MATURITY)     MATURITY)                                 (4)        (5)
CLASS A-1A   533,682,000                                  Information Not Provided Hereby                                   Aaa/AAA
                           LIBOR + 0.28%
CLASS A-1B   59,298,000     (1), (2)       2.09 / 2.32    1 - 73 / 1 - 177      0      Actual/360  Feb-2011   Oct-2035      Aaa/AAA
                           LIBOR + 0.11%
CLASS A-2A   127,092,000    (1), (2)       1.00 / 1.00    1 - 22 / 1 - 22       0      Actual/360  Nov-2006   Oct-2035      Aaa/AAA
                           LIBOR + 0.22%
CLASS A-2B   71,750,000     (1), (2)       2.70 / 2.70    22 - 63 / 22 - 63     0      Actual/360  Apr-2010   Oct-2035      Aaa/AAA
                           LIBOR + 0.35%
CLASS A-2C   19,396,000     (1), (2)       5.94 / 7.35    63 - 73 / 63 - 148    0      Actual/360  Feb-2011   Oct-2035      Aaa/AAA
                           LIBOR + 0.48%
CLASS M-1    65,200,000     (1), (3)       4.55 / 5.03    43 - 73 / 43 - 144    0      Actual/360  Feb-2011   Oct-2035      Aa2/AA
                           LIBOR + 0.72%
CLASS M-2    40,434,000     (1), (3)       4.37 / 4.81    41 - 73 / 41 - 130    0      Actual/360  Feb-2011   Oct-2035       A2/A+
                           LIBOR + 0.77%
CLASS M-3    25,271,000     (1), (3)       4.30 / 4.68    39 - 73 / 39 - 117    0      Actual/360  Feb-2011   Oct-2035       A3/A
                           LIBOR + 1.18%
CLASS B-1    10,108,000     (1), (3)       4.27 / 4.60    39 - 73 / 39 - 117    0      Actual/360  Feb-2011   Oct-2035      Baa1/A-
                           LIBOR + 1.30%
CLASS B-2    10,108,000     (1), (3)       4.25 / 4.55    38 - 73 / 38 - 101    0      Actual/360  Feb-2011   Oct-2035     Baa2/BBB+
                           LIBOR + 2.05%
CLASS B-3     9,097,000     (1), (3)       4.23 / 4.47    38 - 73 / 38 - 95     0      Actual/360  Feb-2011   Oct-2035     Baa3/BBB+
                           LIBOR + 3.50%
CLASS B-4     7,076,000     (1), (3)       4.23 / 4.40    38 - 73 / 38 - 88     0      Actual/360  Feb-2011   Oct-2035      Ba1/BBB
                           LIBOR + 3.50%
CLASS B-5(6) 10,108,000     (1), (3)       4.21 / 4.26    37 - 73 / 37 - 81     0      Actual/360  Feb-2011   Oct-2035     Ba2/BBB-
                           LIBOR + 3.50%
CLASS B-6(6) 10,107,000     (1), (3)       3.93 / 3.93    37 - 69 / 37 - 69     0      Actual/360  Oct-2010   Oct-2035      NR/BB+
  TOTAL:    998,727,000

----------
      1)    Subject to the Available Funds Cap and the Maximum Rate Cap
      2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2A, Class A-2B and Class A-2C Certificates will increase to 2x its respective margin.
      3) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will increase to 1.5x its respective margin.
      4) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.
      5)    Latest maturity date for any mortgage loan plus one year.
      6) The Class B-5 and Class B-6 Certificates will be privately placed. All information presented herein with respect to the Class B-5 and Class B-6 Certificates is solely to assist your understanding of the Offered Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
Scott Soltas                                                 212-449-3659          scott_soltas@ml.com
Vince Mora                                                   212-449-1437          vince_morajr@ml.com
Charles Sorrentino                                           212-449-3659          charles_sorrentino@ml.com
Edgar Seah                                                   212-449-3659          edgar_seah@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                                                  212-449-0752          matthew_whalen@ml.com
Paul Park                                                    212-449-6380          paul_park@ml.com
Tom Saywell                                                  212-449-2122          tom_saywell@ml.com
Alan Chan                                                    212-449-8140          alan_chan@ml.com
Fred Hubert                                                  212-449-5071          fred_hubert@ml.com
Alice Chu                                                    212-449-1701          alice_chu@ml.com
Sonia Lee                                                    212-449-5067          sonia_lee@ml.com
Oleg Saitskiy                                                212-449-1901          oleg_saitskiy@ml.com
Keith Singletary                                             212-449-9431          keith_singletary@ml.com
Calvin Look                                                  212-449-5029          calvin_look@ml.com

MOODY'S
Wioletta Frankowicz                                          212-553-1019          wioletta.frankowicz@moodys.com

STANDARD & POOR'S
David Glehan                                                 212-438-7324          david_glehan@standardandpoors.com


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage Loan Asset-Backed Certificates Series 2005-NC1,
                              consisting of:
                              Class A-1A and Class A-1B Certificates (the "Class A-1 Certificates"),
                              Class A-2A, Class A-2B and Class A-2C Certificates (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"),
                              Class M-1, Class M-2 and Class M-3 Certificates (collectively, the "Class M Certificates"), and
                              Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (collectively, the "Class B Certificates")
                              The Class A Certificates, the Class M Certificates and the Class B Certificates (other than the
                              Class B-5 and Class B-6 Certificates) are collectively known as the "Offered Certificates".  The
                              Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

LEAD MANAGER                  Merrill Lynch, Pierce, Fenner & Smith Incorporated

CO-MANAGER                    Banc of America Securities LLC

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    New Century Mortgage Corporation

SERVICER                      Wilshire Credit Corporation

MASTER SERVICER               Wells Fargo Bank, N.A.

TRUSTEE                       Deutsche Bank National Trust Company

CUT-OFF DATE                  January 1, 2005

PRICING DATE                  January 27, 2005

CLOSING DATE                  January 31, 2005

DISTRIBUTION DATES            Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in
                              February 2005.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal
                              Revenue Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute "mortgage-related securities" for the purposes of
                              SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1

OPTIONAL TERMINATION          The Trustee will be required to effect an auction of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated
                              principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders. Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii)
                              any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii)
                              certain amounts described in the Prospectus Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS                Fixed rate and adjustable rate, first and second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $1,010,863,601 originated by New
                              Century Mortgage Corporation.

                              The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans")
                              that were purchased from New Century Mortgage Corporation and will be serviced by Wilshire
                              Credit Corporation. The mortgage pool will be divided into two groups referred to as Group 1 and
                              Group 2. Group 1 will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $359,650 if a single-unit property (or $539,475 if the property is located in Hawaii or Alaska), $460,400 if a two-unit property (or $690,600 if the property is located in Hawaii or Alaska), $556,500 if a three-unit property (or $834,750 if the property is located in Hawaii or Alaska), or $691,600 if a four-unit property (or $1,037,400 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $179,825 (or $269,725 if the property is located in Hawaii or Alaska). Group 2 will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group 1.

TOTAL DEAL SIZE               Approximately $978,512,000

ADMINISTRATIVE FEES           The Servicer will be paid fees aggregating 51 bps per annum (payable monthly) on the stated
                              principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1.       Excess interest
                              2.       Over-Collateralization
                              3.       Subordination

EXCESS INTEREST               Excess interest cashflow will be available as credit enhancement.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately 1.20% of the aggregate principal balance of the Mortgage Loans. To the extent that over-collateralization amount is reduced below the over-collateralization target amount (i.e., 1.20% of the aggregate principal balance of the Mortgage
                              Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial:  Approximately 1.20% of original balance
                              Target: 1.20% of original balance before stepdown, 2.40% of current balance after stepdown
                              Floor:   0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)


                                           CLASSES                         RATING (M/S)                    SUBORDINATION
                                           -------                         ------------                    -------------
SUBORDINATION (1)                          Class A                            Aaa/AAA                         19.75%
                                          Class M-1                           Aa2/AA                          13.30%
                                          Class M-2                            A2/A+                           9.30%
                                          Class M-3                            A3/A                            6.80%
                                          Class B-1                           Baa1/A-                          5.80%
                                          Class B-2                          Baa2/BBB+                         4.80%
                                          Class B-3                          Baa3/BBB+                         3.90%
                                          Class B-4                           Ba1/BBB                          3.20%
                                          Class B-5                          Ba2/BBB-                          2.20%
                                          Class B-6                           NR/BB+                           1.20%

(1) The subordination includes the initial over-collateralization level of approximately 1.20%.

                                           CLASSES                         RATING (M/S)                     CLASS SIZES
                                           -------                         ------------                     -----------
CLASS SIZES:                               Class A                            Aaa/AAA                         80.25%
                                          Class M-1                           Aa2/AA                           6.45%
                                          Class M-2                            A2/A+                           4.00%
                                          Class M-3                            A3/A                            2.50%
                                          Class B-1                           Baa1/A-                          1.00%
                                          Class B-2                          Baa2/BBB+                         1.00%
                                          Class B-3                          Baa3/BBB+                         0.90%
                                          Class B-4                           Ba1/BBB                          0.70%
                                          Class B-5                          Ba2/BBB-                          1.00%
                                          Class B-6                           NR/BB+                           1.00%

INTEREST ACCRUAL              For the Offered Certificates and the Class B-5 and Class B-6 Certificates, interest will initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP                If the 10% optional termination does not occur on the first distribution date on which it is possible, (i) the margin on each of the Class A Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates will increase to
                              1.5x its respective margin.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


AVAILABLE FUNDS CAP           The pass-through rates of the Offered Certificates and the Class B-5 and Class B-6 Certificates on
                              each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap contract purchased for the benefit of the
                              Certificates. The trust fund will receive a payment under the cap contract with respect to any
                              Distribution Date on which one-month LIBOR (subject to a cap equal to [9.620%] per annum)
                              exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 46. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates and the Class B-5 and Class B-6 Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the
                              Available Funds Cap, as described herein (except to the extent attributable to the fact that
                              Realized Losses are not allocated to the Class A Certificates after the Subordinate Certificates have been written down to zero).

MAXIMUM RATE CAP              The pass-through rates of the Offered Certificates and the Class B-5 and Class B-6 Certificates will also be subject to the "Maximum Rate Cap". For the Offered Certificates and the Class B-5 and Class
                              B-6 Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the
                              Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

NET WAC                       For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing
                              (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL                     If on any Distribution Date the pass-through rate is limited by the Available Funds Cap or Maximum
REIMBURSEMENT                 Rate Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap or Maximum Rate Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) the greater of (x) the applicable
                              On-Month LIBOR Strike Lower Collar (which is the rate shown under the heading, "1ML Strike, Lower
                              Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 46 and (y) One Month LIBOR and (B) 9.620% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 46) and (y) and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover").
                              Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a
                              Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


CASHFLOW PRIORITY             1.    Administrative Fees.
                              2.    Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates;
                                    then monthly interest, including any unpaid monthly interest from prior months, to the
                                    Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3
                                    Certificates, then to the Class B-1 Certificates, then to the Class B-2
                                    Certificates, then to the Class B-3 Certificates, then to the Class B-4
                                    Certificates, then to the Class B-5 Certificates, and then to the Class B-6
                                    Certificates.
                              3.    Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class
                                    M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3
                                    Certificates, then monthly principal to the Class B-4 Certificates, then monthly principal to the Class B-5 Certificates, and then monthly principal to the Class B-6 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                              4.    Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                              5.    Excess interest to pay subordinate principal shortfalls.
                              6.    Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.
                              7.    Any remaining amount will be paid in accordance with the Pooling and Servicing
                                    Agreement and will not be available for payment to holders of the Offered
                                    Certificates and the Class B-5 and Class B-6 Certificates.

                              Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     1) The Group 1 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.
     2) The Group 2 Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group 1 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 1 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group 2 Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group 2 mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates; provided that in the event that a Class A-1 Trigger Event (as defined below) has occurred, amounts allocated to the Class A-1 Certificates will be distributed to the Class A-1A and Class A-1B Certificates sequentially.

     Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2A Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2C Certificates until the Certificate principal balance thereof has been reduced to zero.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding) in accordance with the allocations described above, as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:
All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, eighth to the Class B-4, ninth to the Class B-5 Certificates and tenth to the Class B-6 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

                   CLASS A
                   CLASS M-1                                              39.50%*
                   CLASS M-2                                              26.60%*
                   CLASS M-3                                              18.60%*
                   CLASS B-1                                              13.60%*
                   CLASS B-2                                              11.60%*
                   CLASS B-3                                              9.60%*
                   CLASS B-4                                              7.80%*
                   CLASS B-5                                              6.40%*
                   CLASS B-6                                              4.40%*
                   *includes overcollateralization                        2.40%*


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the February 2008 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Stepdown Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE

The first Distribution Date on which the Required Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including O/C), which is equal to two times the initial Class A subordination percentage.

SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

[39.50%]
or
([18.55%]+[1.20%])*2

STEPDOWN LOSS TRIGGER EVENT <PRELIMINARY AND SUBJECT TO REVISION>

The situation that exists with respect to any Distribution Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 38.17% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required Loss Percentage shown below.

DISTRIBUTION DATE OCCURRING          REQUIRED LOSS PERCENTAGE
---------------------------          ------------------------
February 2008 - January 2009         2.75% with respect to February 2008, plus
                                     an additional 1/12th of 1.50% for each
                                     month thereafter

February 2009 - January 2010         4.25% with respect to February 2009, plus
                                     an additional 1/12th of 1.00% for each
                                     month thereafter

February 2010 - January 2011         5.25% with respect to February 2010, plus
                                     an additional 1/12th of 0.75% for each
                                     month thereafter

February 2011 and thereafter         6.00%


CLASS A-1 TRIGGER EVENT

A Class A-1 Trigger Event is identical to a Step Down Loss Trigger Event provided that during the period from February 2005 - January 2008 a Required Loss Percentage of 2.75% shall be in effect.

PROSPECTUS

The Offered Certificates will be offered pursuant to a Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES

The following tables describe the mortgage loans and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     TOTAL COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                           $1,010,863,601
Aggregate Original Principal Balance                              $1,013,979,953
Number of Mortgage Loans                                               6,006

                                  MINIMUM       MAXIMUM         AVERAGE (1)
                                  -------       -------         -----------
Original Principal Balance       $18,200       $750,000          $168,828
Outstanding Principal Balance    $18,109       $749,982          $168,309

                                  MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                  -------       -------     --------------------
Original Term (mos)                120            360               352
Stated remaining Term (mos)        115            357               348
Loan Age (mos)                      3              9                 4
Current Interest Rate             4.500%        12.700%           7.283%
Initial Interest Rate Cap(4)      1.000%        3.000%            1.540%
Periodic Rate Cap(4)              1.000%        3.000%            1.539%
Gross Margin(4)                   1.000%        7.950%            5.530%
Maximum Mortgage Rate(4)         11.400%        19.050%           14.211%
Minimum Mortgage Rate(4)          4.030%        12.050%           7.210%
Months to Roll(4)                   1             32                20
Original Loan-to-Value            14.53%        100.00%           78.44%
Credit Score (3)                   500            810               612

                                                 EARLIEST           LATEST
Maturity Date                                   08/01/2014        10/01/2034


LIEN POSITION                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
1st Lien                                                                  97.93%
2nd Lien                                                                   2.07%

OCCUPANCY                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Primary                                                                   95.40%
Second Home                                                                0.88%
Investment                                                                 3.72%

LOAN TYPE                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Fixed Rate                                                                15.82%
ARM                                                                       84.18%

AMORTIZATION TYPE                                      PERCENT OF MORTGAGE POOL
-----------------                                      ------------------------
Fully Amortizing                                                          79.55%
Interest Only                                                             20.45%

YEAR OF ORIGINATION                                    PERCENT OF MORTGAGE POOL
-------------------                                    ------------------------
2004                                                                    100.00%

LOAN PURPOSE                                           PERCENT OF MORTGAGE POOL
------------                                           ------------------------
Purchase                                                                  33.08%
Refinance - Rate/Term                                                      4.39%
Refinance - Cashout                                                       62.53%

PROPERTY TYPE                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
Single Family                                                             75.16%
Condominium                                                                5.35%
Two- to Four-Family                                                        7.41%
Planned Unit Development                                                  12.08%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     TOTAL COLLATERAL SUMMARY


MORTGAGE RATES

                     NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                       OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF            MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
MORTGAGE RATES       LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
--------------       -----        -----------        ----       ------       -----    -----------      ---      -------------
5.500% or less           164       $47,250,082         4.67%      5.261%      686        $288,110     78.03%         67.68%
5.501% to 6.000%         382        92,710,855          9.17       5.832      651         242,699      76.50          73.97
6.001% to 6.500%         634       138,960,900         13.75       6.307      635         219,181      76.17          65.83
6.501% to 7.000%         945       199,006,596         19.69       6.804      622         210,589      76.85          51.97
7.001% to 7.500%         797       148,677,959         14.71       7.289      611         186,547      79.23          47.82
7.501% to 8.000%         983       160,385,559         15.87       7.782      591         163,159      79.20          51.74
8.001% to 8.500%         583        82,547,212          8.17       8.269      573         141,590      80.21          55.41
8.501% to 9.000%         547        68,195,988          6.75       8.774      563         124,673      79.56          50.35
9.001% to 9.500%         263        28,534,423          2.82       9.259      550         108,496      78.99          49.96
9.501% to 10.000%        206        17,523,707          1.73       9.771      565          85,067      81.50          32.99
10.001% to 10.500%       171        10,358,208          1.02      10.278      607          60,574      88.14          29.02
10.501% to 11.000%       127         7,223,555          0.71      10.780      599          56,878      85.87          28.55
11.001% to 11.500%       110         5,352,796          0.53      11.225      617          48,662      93.04          41.92
11.501% to 12.000%        60         2,814,556          0.28      11.745      597          46,909      93.50          54.79
12.001% to 12.500%        29         1,094,789          0.11      12.263      595          37,751      98.30          90.20
12.501% to 13.000%         5           226,416          0.02      12.606      615          45,283     100.00          77.58
TOTAL:                 6,006    $1,010,863,601       100.00%      7.283%      612        $168,309     78.44%         55.37%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.700% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.283% per annum.

REMAINING MONTHS TO STATED MATURITY

                     NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
RANGE OF               OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
REMAINING MONTHS    MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
TO STATED MATURITY   LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
------------------   -----        -----------        ----       ------       -----    -----------      ---      -------------
109 to 120                 6          $391,178          0.04%     9.062%      592         $65,196     69.33%         69.64%
169 to 180               219        17,859,268           1.77      8.441      593          81,549      77.14          62.58
229 to 240               514        23,824,520           2.36      9.808      627          46,351      90.43          58.25
289 to 300                80        23,818,640           2.36      5.378      726         297,733      81.79          44.24
349 to 360             5,187       944,969,994          93.48      7.244      609         182,180      78.08          55.43
TOTAL:                 6,006    $1,010,863,601        100.00%     7.283%      612        $168,309     78.44%         55.37%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     TOTAL COLLATERAL SUMMARY


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER       AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
RANGE OF                      OF         PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
ORIGINAL MORTGAGE          MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
LOAN PRINCIPAL BALANCES    LOANS       OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
-----------------------     -----       -----------        ----       ------       -----    -----------      ---      -------------
$50,000 or less              473       $16,907,196        1.67%      10.252%        634        $35,745     92.61%        55.72%
$50,001 to $100,000        1,529       115,224,117        11.40        8.184        585         75,359      78.05         71.66
$100,001 to $150,000       1,308       160,829,304        15.91        7.534        592        122,958      77.58         67.40
$150,001 to $200,000         831       144,646,164        14.31        7.327        597        174,063      76.63         63.76
$200,001 to $250,000         597       133,698,645        13.23        7.207        609        223,951      76.61         50.49
$250,001 to $300,000         456       125,284,980        12.39        7.080        612        274,748      78.44         48.28
$300,001 to $350,000         318       102,796,837        10.17        6.837        630        323,260      79.02         45.43
$350,001 to $400,000         234        87,593,508         8.67        6.957        638        374,331      80.60         39.34
$400,001 to $450,000         111        46,897,458         4.64        6.693        636        422,500      80.75         45.31
$450,001 to $500,000          89        42,223,781         4.18        6.533        639        474,425      79.65         42.98
$500,001 to $550,000          21        11,128,697         1.10        6.354        638        529,938      79.13         42.87
$550,001 to $600,000          23        13,146,842         1.30        6.356        674        571,602      81.46         65.10
$600,001 to $650,000          10         6,226,428         0.62        6.591        672        622,643      78.14         49.80
$650,001 to $700,000           3         2,015,720         0.20        5.667        664        671,907      78.01         65.70
$700,001 to $750,000           3         2,243,924         0.22        6.515        645        747,975      78.05         33.42
TOTAL:                     6,006     $1,010,863,601     100.00%       7.283%        612       $168,309     78.44%        55.37%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $18,109 to approximately $749,982 and the average outstanding principal balance of the Mortgage Loans was approximately $168,309.

PRODUCT TYPES

                        NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                          OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
PRODUCT TYPES           LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
-------------           -----        -----------        ----       ------       -----    -----------      ---      -------------
10 Year Fixed Loan         6            $391,178       0.04%       9.062%        592        $65,196     69.33%        69.64%
15 Year Fixed Loan       219          17,859,268        1.77        8.441        593         81,549      77.14         62.58
20 Year Fixed Loan       514          23,824,520        2.36        9.808        627         46,351      90.43         58.25
25 Year Fixed Loan         6             564,108        0.06        8.707        595         94,018      84.46         60.72
30 Year Fixed Loan       739         117,323,148       11.61        7.036        642        158,759      76.47         71.12
10 Year IO/1 Month
  LIBOR ARM               74          23,254,532        2.30        5.297        729        314,250      81.73         43.84
2/28 LIBOR ARM         4,252         791,965,890       78.35        7.289        603        186,257      78.23         53.21
3/27 LIBOR ARM           196          35,680,957        3.53        6.941        634        182,046      80.23         53.23
TOTAL:                 6,006      $1,010,863,601     100.00%       7.283%        612       $168,309     78.44%        55.37%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     TOTAL COLLATERAL SUMMARY

ADJUSTMENT TYPE

                        NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                          OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
ADJUSTMENT TYPE         LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
---------------         -----        -----------        ----       ------       -----    -----------      ---      -------------
ARM                     4,522       $850,901,379       84.18%      7.220%        607       $188,169     78.41%        52.95%
Fixed Rate              1,484        159,962,222        15.82       7.617        634        107,791      78.63         68.21
TOTAL:                  6,006     $1,010,863,601      100.00%      7.283%        612       $168,309     78.44%        55.37%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1
                      TOTAL COLLATERAL SUMMARY


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                          NUMBER      AGGREGATE                          WEIGHTED     AVERAGE   WEIGHTED
                            OF        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL   AVERAGE      PERCENT
STATE DISTRIBUTIONS      MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT      BALANCE   ORIGINAL      FULL
OF MORTGAGED PROPERTIES    LOANS     OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING    LTV     DOCUMENTATION
-----------------------    -----     -----------      ----      ------    -----    -----------    ---     -------------
Alabama                       26   $    2,348,700      0.23%    8.661%     565      $  90,335    84.25%       80.72%
Alaska                         7          632,354      0.06     8.108      621         90,336    93.49        58.16
Arizona                      171       20,380,246      2.02     7.407      613        119,183    81.84        60.45
Arkansas                      12        1,108,076      0.11     8.032      599         92,340    82.60        73.35
California                 1,665      418,040,917     41.35     6.793      628        251,076    76.88        48.71
Colorado                      98       14,068,559      1.39     7.253      619        143,557    82.60        63.51
Connecticut                   65       10,045,662      0.99     7.440      603        154,549    80.10        52.77
Delaware                      12        1,621,210      0.16     7.532      592        135,101    81.94        72.31
District of Columbia          27        5,363,757      0.53     7.455      585        198,658    72.82        65.04
Florida                      479       60,376,352      5.97     7.648      595        126,047    78.68        53.20
Georgia                       99       11,676,682      1.16     8.271      581        117,946    83.29        68.77
Hawaii                        56       13,471,794      1.33     6.867      645        240,568    76.20        66.30
Idaho                         46        3,898,957      0.39     8.060      606         84,760    81.89        63.00
Illinois                     169       24,420,962      2.42     7.795      604        144,503    80.71        57.43
Indiana                      110        9,113,380      0.90     7.912      583         82,849    82.90        77.74
Iowa                          22        2,266,591      0.22     7.709      607        103,027    84.33        80.67
Kansas                        12        1,099,258      0.11     7.948      605         91,605    85.95        64.78
Kentucky                      34        3,595,703      0.36     7.341      590        105,756    81.41        82.62
Louisiana                     58        5,074,551      0.50     7.777      578         87,492    78.15        69.35
Maine                         24        3,724,885      0.37     7.670      596        155,204    76.21        57.04
Maryland                     116       21,562,132      2.13     7.396      587        185,880    77.37        68.37
Massachusetts                129       27,031,636      2.67     7.288      613        209,548    76.89        58.58
Michigan                     192       20,747,160      2.05     7.902      596        108,058    81.30        71.43
Minnesota                    107       14,326,032      1.42     7.587      612        133,888    82.08        59.96
Mississippi                   23        2,124,972      0.21     7.932      575         92,390    82.10        93.09
Missouri                      73        7,294,863      0.72     8.135      570         99,930    81.22        82.47
Montana                       20        2,588,642      0.26     7.956      586        129,432    80.51        63.61
Nebraska                      21        2,459,852      0.24     7.415      621        117,136    82.81        57.11
Nevada                       141       26,216,861      2.59     7.457      604        185,935    78.49        52.65
New Hampshire                 22        4,210,662      0.42     7.781      600        191,394    74.81        39.06
New Jersey                   188       40,074,790      3.96     7.684      604        213,164    77.71        46.40
New Mexico                    35        3,883,343      0.38     8.158      583        110,953    81.44        64.08
New York                     221       54,857,641      5.43     7.313      609        248,225    77.40        46.31
North Carolina                59        6,385,088      0.63     8.142      605        108,222    80.88        63.54
North Dakota                   4          475,596      0.05     7.746      627        118,899    86.41        69.43
Ohio                         151       14,110,415      1.40     7.856      582         93,446    82.02        68.09
Oklahoma                      38        3,200,234      0.32     7.909      594         84,217    84.90        90.12
Oregon                        78        9,088,080      0.90     7.295      620        116,514    81.11        48.08
Pennsylvania                 168       17,834,018      1.76     7.822      579        106,155    79.74        75.33
Rhode Island                  46        7,482,292      0.74     7.626      602        162,659    77.50        57.73
South Carolina                53        5,659,583      0.56     8.295      584        106,785    84.21        46.45
South Dakota                   3          311,845      0.03     9.233      598        103,948    81.07        17.60
Tennessee                     64        6,106,133      0.60     7.774      599         95,408    80.85        60.67
Texas                        524       49,242,425      4.87     8.023      589         93,974    79.08        64.37
Utah                          18        2,433,014      0.24     7.132      633        135,167    83.53        56.81
Virginia                     120       21,774,372      2.15     7.533      597        181,453    79.72        66.57
Washington                   146       21,483,654      2.13     7.249      613        147,148    81.55        67.88
West Virginia                  7          769,766      0.08     8.361      558        109,967    72.71        70.05
Wisconsin                     45        4,529,846      0.45     7.997      604        100,663    82.07        63.51
Wyoming                        2          270,058      0.03     7.278      671        135,029    78.35         0.00
                           -----   --------------    ------     -----      ---      ---------    -----        -----
TOTAL:                     6,006   $1,010,863,601    100.00%    7.283%     612      $ 168,309    78.44%       55.37%
                           =====   ==============    ======     =====      ===      =========    =====        =====

No more than approximately 0.38% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1
                      TOTAL COLLATERAL SUMMARY


ORIGINAL LOAN-TO-VALUE RATIOS

                       NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                         OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
RANGE OF ORIGINAL     MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
LOAN-TO-VALUE RATIOS    LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------------------    -----     -----------      ----      ------     -----   -----------    ---     -------------
50.00% or less            184   $   24,661,971      2.44%     7.072%     590      $134,032    42.26%      71.27%
50.01% to 55.00%          107       16,338,870      1.62      7.032      579       152,700    52.75       70.55
55.01% to 60.00%          169       27,034,514      2.67      7.093      589       159,968    57.83       70.96
60.01% to 65.00%          321       54,331,570      5.37      7.246      583       169,257    63.44       56.02
65.01% to 70.00%          439       75,319,681      7.45      7.359      581       171,571    68.72       59.40
70.01% to 75.00%          641      115,841,913     11.46      7.397      582       180,721    73.98       58.04
75.01% to 80.00%        1,923      355,486,024     35.17      6.977      625       184,860    79.65       54.63
80.01% to 85.00%          809      154,543,333     15.29      7.268      607       191,030    84.53       53.56
85.01% to 90.00%          662      121,963,634     12.07      7.406      630       184,235    89.57       50.79
90.01% to 95.00%          209       38,244,715      3.78      7.643      645       182,989    94.73       47.88
95.01% to 100.00%         542       27,097,375      2.68     10.221      660        49,995    99.99       43.37
                        -----   --------------    ------      -----      ---      --------    -----       -----
TOTAL:                  6,006   $1,010,863,601    100.00%     7.283%     612      $168,309    78.44%      55.37%
                        =====   ==============    ======      =====      ===      ========    =====       =====


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.53% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.07% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.92%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.99%.

LOAN PURPOSE

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
LOAN PURPOSE                  LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------                  -----     -----------      ----      ------     -----   -----------    ---     -------------
Refinance - Cashout           3,686   $  632,084,517     62.53%    7.304%     592      $171,483     75.82%       62.72%
Purchase                      1,985      334,372,271     33.08     7.230      650       168,450     83.17        39.75
Refinance - Rate Term           335       44,406,812      4.39     7.367      600       132,558     80.21        68.24
                              -----   --------------    ------     -----      ---      --------     -----        -----
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%     612      $168,309     78.44%       55.37%
                              =====   ==============    ======     =====      ===      ========     =====        =====

PROPERTY TYPE

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
PROPERTY TYPE                 LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------                 -----     -----------      ----      ------     -----   -----------    ---     -------------
Single Family                 4,642   $  759,749,301     75.16%    7.276%     608      $163,669     78.24%       56.74%
Condominium                     335       54,072,432      5.35     7.323      627       161,410     78.57        52.40
Two- to Four-Family             331       74,932,993      7.41     7.287      634       226,384     78.04        42.65
Planned Unit Development        698      122,108,874     12.08     7.301      612       174,941     79.92        55.91
                              -----   --------------    ------     -----      ---      --------     -----        -----
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%     612      $168,309     78.44%       55.37%
                              =====   ==============    ======     =====      ===      ========     =====        =====



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1
                      TOTAL COLLATERAL SUMMARY


DOCUMENTATION

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
DOCUMENTATION                 LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------                 -----     -----------      ----      ------     -----   -----------    ---     -------------
Stated Documentation          2,148   $  410,117,373     40.57%    7.518%     634      $190,930     79.73%        0.00%
Full Documentation  2yr W2    1,943      290,221,331     28.71     7.170      599       149,368     78.92       100.00
Full Documentation  1yr W2    1,704      269,446,980     26.66     7.082      592       158,126     75.80       100.00
Limited Documentation           211       41,077,916      4.06     7.032      613       194,682     79.55         0.00
                              -----   --------------    ------     -----      ---      --------     -----       ------
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%     612      $168,309     78.44%       55.37%
                              =====   ==============    ======     =====      ===      ========     =====       ======



OCCUPANCY

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
OCCUPANCY                     LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
---------                     -----     -----------      ----      ------     -----   -----------    ---     -------------
Primary                       5,702   $  964,347,066     95.40%    7.265%     610      $169,124     78.45%       56.11%
Investment                      263       37,617,639      3.72     7.684      645       143,033     78.06        41.54
Second Home                      41        8,898,896      0.88     7.501      658       217,046     79.43        33.56
                              -----   --------------    ------     -----      ---      --------     -----        -----
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%     612      $168,309     78.44%       55.37%
                              =====   ==============    ======     =====      ===      ========     =====        =====



The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.





MORTGAGE LOANS AGE SUMMARY

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
MORTGAGE LOANS AGE          MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
SUMMARY                       LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------                       -----     -----------      ----      ------     -----   -----------    ---     -------------
3                                 4   $      624,825      0.06%    7.870%      611      $156,206    94.02%       66.43%
4                             4,840      787,655,346     77.92     7.391       604       162,739    77.90        56.63
5                               988      191,953,765     18.99     6.943       636       194,285    80.04        48.84
6                               151       27,414,533      2.71     6.583       648       181,553    82.31        64.89
7                                19        2,753,686      0.27     6.709       664       144,931    80.09        49.69
8                                 2          171,048      0.02     8.021       540        85,524    89.58        76.74
9                                 2          290,398      0.03     6.874       682       145,199    84.56        54.37
                              -----   --------------    ------     -----       ---      --------    -----        -----
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%      612      $168,309    78.44%       55.37%
                              =====   ==============    ======     =====       ===      ========    =====        =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1
                      TOTAL COLLATERAL SUMMARY


ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
ORIGINAL PREPAYMENT         MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
PENALTY TERM                  LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------                  -----     -----------      ----      ------     -----   -----------    ---     -------------
None                          1,504   $  230,616,830     22.81%    7.683%      614      $153,336    79.54%       49.18%
12 Months                       164       34,744,154      3.44     7.361       623       211,855    77.35        55.67
24 Months                     3,442      613,338,931     60.67     7.178       605       178,193    78.33        54.99
36 Months                       896      132,163,685     13.07     7.050       636       147,504    77.36        67.82
                              -----   --------------    ------     -----       ---      --------    -----        -----
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%      612      $168,309    78.44%       55.37%
                              =====   ==============    ======     =====       ===      ========    =====        =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.




CREDIT SCORES

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF CREDIT SCORES        LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
----------------------        -----     -----------      ----      ------     -----   -----------    ---     -------------
500                              19   $    1,744,489      0.17%    8.922%      500      $ 91,815    74.99%      85.90%
501 to 525                      631       88,663,487      8.77     8.438       514       140,513    72.67       76.79
526 to 550                      782      117,252,229     11.60     8.057       538       149,939    74.87       68.49
551 to 575                      777      119,643,848     11.84     7.520       562       153,982    75.91       65.25
576 to 600                      833      138,351,895     13.69     7.239       588       166,089    77.95       63.27
601 to 625                      792      133,903,655     13.25     6.984       613       169,070    79.43       63.96
626 to 650                      758      130,524,281     12.91     7.024       639       172,196    80.65       47.12
651 to 675                      621      110,735,091     10.95     6.966       662       178,317    81.02       35.48
676 to 700                      388       77,984,849      7.71     6.726       687       200,992    81.96       35.20
701 to 725                      203       44,920,089      4.44     6.629       712       221,281    81.98       33.86
726 to 750                      101       20,552,569      2.03     6.744       738       203,491    82.72       30.10
751 to 775                       68       16,457,210      1.63     6.418       760       242,018    81.74       30.08
776 to 800                       28        8,566,609      0.85     6.084       786       305,950    80.34       40.70
801 to 810                        5        1,563,299      0.15     6.335       806       312,660    84.91       29.31
                              -----   --------------    ------     -----       ---      --------    -----       -----
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%      612      $168,309    78.44%      55.37%
                              =====   ==============    ======     =====       ===      ========    =====       =====

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 612.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1
                      TOTAL COLLATERAL SUMMARY


CREDIT GRADE

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
CREDIT GRADE                  LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
------------                  -----     -----------      ----      ------     -----   -----------    ---     -------------
AA                            3,821   $  662,265,131     65.51%    7.125%      629      $173,322    80.25%       48.26%

A+                              653      111,232,297        11     7.402       583       170,340    77.55        63.13

A-                              583       87,215,496      8.63      7.66       566       149,598    75.55        71.84

B                               456       69,647,895      6.89     7.939       556       152,737    73.89        76.94

C                               396       53,578,290       5.3     8.173       553       135,299    68.18        75.28

C-                               23        3,669,960      0.36     0.164       550       159,563    63.55        84.28

Credit Score                     74       23,254,532       2.3     5.297       729       314,250    81.73        43.84
                              -----   --------------    ------     -----       ---      --------    -----        -----
TOTAL:                        6,006   $1,010,863,601    100.00%    7.283%      612      $168,309    78.44%       55.37%
                              =====   ==============    ======     =====       ===      ========    =====        =====





GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
RANGE OF GROSS MARGINS        LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
----------------------        -----     -----------      ----      ------     -----   -----------    ---     -------------
0.501% to 1.000%                  2   $      396,454      0.05%    8.161%      592      $198,227    75.00%       33.01%
1.501% to 2.000%                  1          171,391      0.02     7.800       563       171,391    80.00         0.00
2.501% to 3.000%                  6        1,624,076      0.19     5.239       709       270,679    82.58        68.08
3.001% to 3.500%                 50       17,613,105      2.07     5.267       738       352,262    81.75        38.21
3.501% to 4.000%                 18        4,366,951      0.51     5.705       686       242,608    79.83        43.43
4.001% to 4.500%                  7        1,477,651      0.17     6.159       671       211,093    82.23        68.87
4.501% to 5.000%                 29        5,939,616      0.70     7.090       617       204,814    76.83        46.46
5.001% to 5.500%              1,997      362,647,522     42.62     6.896       604       181,596    78.98        79.33
5.501% to 6.000%              1,714      354,693,180     41.68     7.432       617       206,939    79.53        20.62
6.001% to 6.500%                346       52,714,903      6.20     7.942       554       152,355    74.39        76.20
6.501% to 7.000%                348       48,350,928      5.68     8.230       556       138,939    68.96        73.71
7.001% to 7.500%                  3          699,916      0.08     8.562       544       233,305    68.53        38.46
7.501% to 8.000%                  1          205,685      0.02     7.950       646       205,685    75.00         0.00
                              -----   --------------    ------     -----       ---      --------    -----        -----
TOTAL:                        4,522   $  850,901,379    100.00%    7.220%      607      $188,169    78.41%       52.95%
                              =====   ==============    ======     =====       ===      ========    =====        =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 7.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.530% per annum.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1
                      TOTAL COLLATERAL SUMMARY


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
RANGE OF MAXIMUM            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
MORTGAGE RATES                LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
--------------                -----     -----------      ----      ------     -----   -----------    ---     -------------
12.000% or less                  37   $   11,725,030      1.38%     5.171%     718      $316,893    82.30%       48.05%
12.001% to 12.500%              143       38,628,731      4.54      5.357      675       270,131    76.82        71.90
12.501% to 13.000%              335       81,870,674      9.62      5.826      646       244,390    77.06        75.42
13.001% to 13.500%              458      100,276,430     11.78      6.299      627       218,944    76.34        62.55
13.501% to 14.000%              757      163,036,029     19.16      6.807      618       215,371    77.18        47.66
14.001% to 14.500%              688      133,207,032     15.65      7.293      610       193,615    79.86        45.38
14.501% to 15.000%              832      145,361,207     17.08      7.788      588       174,713    79.53        49.43
15.001% to 15.500%              479       74,044,391      8.70      8.270      570       154,581    80.59        52.58
15.501% to 16.000%              434       58,838,640      6.91      8.778      560       135,573    79.79        45.61
16.001% to 16.500%              190       23,170,550      2.72      9.261      545       121,950    78.46        47.49
16.501% to 17.000%              100       12,178,285      1.43      9.760      539       121,783    76.57        27.56
17.001% to 17.500%               30        3,896,319      0.46     10.246      533       129,877    77.11        26.35
17.501% to 18.000%               25        2,941,555      0.35     10.766      526       117,662    68.33        23.23
18.001% to 18.500%                9        1,038,737      0.12     11.205      532       115,415    70.66        57.63
18.501% to 19.000%                4          628,339      0.07     11.816      514       157,085    75.18        28.35
19.001% to 19.500%                1           59,431      0.01     12.050      548        59,431    70.00       100.00
                              -----   --------------    ------      -----      ---      --------    -----       ------
TOTAL:                        4,522   $  850,901,379    100.00%     7.220%     607      $188,169    78.41%       52.95%
                              =====   ==============    ======      =====      ===      ========    =====       ======

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.400% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.211% per annum.

NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER      AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED
                               OF        PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE      PERCENT
                            MORTGAGE      BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL      FULL
NEXT RATE ADJUSTMENT DATE     LOANS     OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV     DOCUMENTATION
-------------------------     -----     -----------      ----      ------     -----   -----------    ---     -------------
February 2005                    74   $   23,254,532      2.73%    5.297%      729      $314,250    81.73%       43.84%
May 2006                          1          131,264      0.02     7.300       508       131,264    86.42       100.00
June 2006                         5          953,375      0.11     6.938       603       190,675    75.58        55.42
July 2006                        58       13,171,621      1.55     6.529       643       227,097    81.41        53.88
August 2006                     679      137,614,765     16.17     7.040       625       202,673    79.73        44.79
September 2006                3,505      639,470,040     75.15     7.358       597       182,445    77.83        54.98
October 2006                      4          624,825      0.07     7.870       611       156,206    94.02        66.43
April 2007                        1          157,891      0.02     6.600       637       157,891    80.00       100.00
June 2007                         1           98,320      0.01     6.725       684        98,320    80.00         0.00
July 2007                         2          207,487      0.02     7.476       603       103,743    93.21        64.19
August 2007                      27        5,313,276      0.62     6.871       652       196,788    82.73        33.99
September 2007                  165       29,903,984      3.51     6.952       630       181,236    79.69        56.50
                              -----   --------------    ------     -----       ---      --------    -----       ------
TOTAL:                        4,522   $  850,901,379    100.00%    7.220%      607      $188,169    78.41%       52.95%
                              =====   ==============    ======     =====       ===      ========    =====       ======



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-NC1
                        GROUP 1 COLLATERAL SUMMARY

Aggregate Outstanding Principal Balance                             $738,915,957
Aggregate Original Principal Balance                                $741,476,415
Number of Mortgage Loans                                                4,937

                                           MINIMUM                   MAXIMUM              AVERAGE (1)
                                           -------                   -------              -----------
Original Principal Balance                 $18,200                  $617,200               $150,188
Outstanding Principal Balance              $18,109                  $617,136               $149,669

                                           MINIMUM                   MAXIMUM          WEIGHTED AVERAGE (2)
                                           -------                   -------          --------------------
Original Term (mos)                          120                       360                    352
Stated remaining Term (mos)                  115                       357                    348
Loan Age (mos)                                3                         9                      4
Current Interest Rate                      4.625%                    12.700%                7.434%
Initial Interest Rate Cap(4)               1.000%                    3.000%                 1.514%
Periodic Rate Cap(4)                       1.000%                    3.000%                 1.513%
Gross Margin(4)                            1.000%                    7.950%                 5.598%
Maximum Mortgage Rate(4)                   11.400%                   19.050%                14.383%
Minimum Mortgage Rate(4)                   4.160%                    12.050%                7.387%
Months to Roll(4)                             1                        32                     20
Original Loan-to-Value                     14.53%                    100.00%                77.84%
Credit Score (3)                             500                       810                    602

                                           EARLIEST                LATEST
                                           --------                ------
Maturity Date                            08/01/2014             10/01/2034

LIEN POSITION                       PERCENT OF MORTGAGE POOL
-------------                       ------------------------
1st Lien                                           97.71%
2nd Lien                                            2.29%

OCCUPANCY                           PERCENT OF MORTGAGE POOL
---------                           ------------------------
Primary                                            94.80%
Second Home                                         0.94%
Investment                                          4.26%

LOAN TYPE                           PERCENT OF MORTGAGE POOL
---------                           ------------------------
Fixed Rate                                         18.17%
ARM                                                81.83%

AMORTIZATION TYPE                   PERCENT OF MORTGAGE POOL
-----------------                   ------------------------
Fully Amortizing                                   90.01%
Interest Only                                       9.99%

YEAR OF ORIGINATION    PERCENT OF MORTGAGE POOL
-------------------    ------------------------
2004                                 100.00%

LOAN PURPOSE           PERCENT OF MORTGAGE POOL
------------           ------------------------
Purchase                              29.52%
Refinance - Rate/Term                  4.80%
Refinance - Cashout                   65.68%

PROPERTY TYPE          PERCENT OF MORTGAGE POOL
-------------          ------------------------
Single Family                         74.55%
Condominium                            5.28%
Two- to Four-Family                    8.72%
Planned Unit
Development                           11.45%

(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.
(4) ARM Loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-NC1
                        GROUP 1 COLLATERAL SUMMARY

MORTGAGE RATES

                         NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                           OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
RANGE OF                MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
MORTGAGE RATES           LOANS    OUTSTANDING       POOL      COUPON     SCORE     OUTSTANDING     LTV       DOCUMENTATION
5.500% or less             94      $20,552,538       2.78%     5.303%      665       $218,644     74.73%         81.62%
5.501% to 6.000%          253       51,522,314        6.97      5.838      645        203,646      74.64          75.89
6.001% to 6.500%          516       97,774,145       13.23      6.313      630        189,485      75.31          70.77
6.501% to 7.000%          768      139,842,852       18.93      6.795      617        182,087      75.62          60.73
7.001% to 7.500%          651      107,568,257       14.56      7.292      605        165,235      78.32          53.00
7.501% to 8.000%          842      130,228,061       17.62      7.785      585        154,665      78.82          55.12
8.001% to 8.500%          499       70,289,199        9.51      8.276      571        140,860      80.21          57.18
8.501% to 9.000%          456       58,365,800        7.90      8.768      563        127,995      79.86          50.31
9.001% to 9.500%          231       25,147,239        3.40      9.265      545        108,863      78.27          52.42
9.501% to 10.000%         178       15,423,634        2.09      9.768      562         86,650      81.14          31.45
10.001% to 10.500%        157        8,952,717        1.21     10.285      608         57,024      88.42          32.20
10.501% to 11.000%        109        5,583,163        0.76     10.784      601         51,222      86.42          31.97
11.001% to 11.500%         96        4,134,227        0.56     11.217      610         43,065      91.80          44.75
11.501% to 12.000%         57        2,535,477        0.34     11.757      596         44,482      93.90          57.39
12.001% to 12.500%         26          850,833        0.12     12.252      598         32,724      97.90          87.39
12.501% to 13.000%          4          145,500        0.02     12.637      615         36,375     100.00          65.12
TOTAL:                  4,937     $738,915,957     100.00%     7.434%      602       $149,669     77.84%         58.90%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 12.700% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 7.434% per annum.




REMAINING MONTHS TO STATED MATURITY

                         NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                   OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
REMAINING MONTHS        MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
TO STATED MATURITY        LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
109 to 120                  5         $339,483       0.05%     9.073%      598        $67,897     68.48%         65.02%
169 to 180                196       16,370,925        2.22      8.409      594         83,525      76.93          62.96
229 to 240                487       21,701,407        2.94      9.793      626         44,561      90.34          60.54
289 to 300                 33        6,743,207        0.91      5.534      711        204,340      78.73          66.38
349 to 360              4,216      693,760,935       93.89      7.355      600        164,554      77.47          58.67
TOTAL:                  4,937     $738,915,957     100.00%     7.434%      602       $149,669     77.84%         58.90%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 115 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 348 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-NC1
                        GROUP 1 COLLATERAL SUMMARY

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                 OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
RANGE OF ORIGINAL MORTGAGE    MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
LOAN PRINCIPAL BALANCES         LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
$50,000 or less                   451   $15,861,505        2.15%     10.369%     639        $35,170     94.52%         53.74%
$50,001 to $100,000             1,220    92,893,689        12.57       8.089     584         76,142      77.42          72.19
$100,001 to $150,000            1,201   147,939,803        20.02       7.536     591        123,181      77.46          68.68
$150,001 to $200,000              783   136,146,489        18.43       7.361     594        173,878      76.40          65.00
$200,001 to $250,000              544   121,860,708        16.49       7.245     604        224,009      76.36          51.88
$250,001 to $300,000              396   108,682,919        14.71       7.149     605        274,452      78.08          49.05
$300,001 to $350,000              266    85,985,517        11.64       6.875     624        323,254      78.70          47.52
$350,001 to $400,000               53    19,236,409         2.60       7.119     647        362,951      82.23          34.02
$400,001 to $450,000               17     7,196,774         0.97       7.156     652        423,340      79.06          47.44
$450,001 to $500,000                4     1,883,025         0.25       7.278     594        470,756      81.08          49.01
$600,001 to $650,000                2     1,229,117         0.17       5.922     690        614,559      84.65         100.00
TOTAL:                          4,937  $738,915,957      100.00%      7.434%     602       $149,669     77.84%         58.90%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $18,109 to approximately $617,136 and the average outstanding principal balance of the Mortgage Loans was approximately $149,669.

PRODUCT TYPES

                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                 OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
                              MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
PRODUCT TYPES                  LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
10 Year Fixed Loan                  5      $339,483        0.05%      9.073%     598        $67,897     68.48%         65.02%
15 Year Fixed Loan                196    16,370,925         2.22       8.409     594         83,525      76.93          62.96
20 Year Fixed Loan                487    21,701,407         2.94       9.793     626         44,561      90.34          60.54
25 Year Fixed Loan                  4       342,514         0.05       8.550     569         85,628      78.24         100.00
30 Year Fixed Loan                632    95,517,617        12.93       6.995     638        151,135      75.30          74.45
10 Year IO/1 Month LIBOR ARM       29     6,400,693         0.87       5.372     719        220,714      78.76          64.58
2/28 LIBOR ARM                  3,425   572,773,251        77.52       7.428     593        167,233      77.72          56.16
3/27 LIBOR ARM                    159    25,470,068         3.45       7.067     623        160,189      79.89          56.00
TOTAL:                          4,937  $738,915,957      100.00%      7.434%     602       $149,669     77.84%         58.90%

ADJUSTMENT TYPE

                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                 OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
                              MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
ADJUSTMENT TYPE                 LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
ARM                             3,613  $604,644,012       81.83%      7.391%     596       $167,352     77.82%         56.24%
Fixed Rate                      1,324   134,271,945        18.17       7.629     630        101,414      77.92          70.84
TOTAL:                          4,937  $738,915,957      100.00%      7.434%     602       $149,669     77.84%         58.90%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-NC1
                        GROUP 1 COLLATERAL SUMMARY

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                               NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                 OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
STATE DISTRIBUTIONS           MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
OF MORTGAGED PROPERTIES         LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
Alabama                            20    $1,922,943        0.26%      8.744%     561        $96,147     84.62%         76.45%
Alaska                              7       632,354         0.09       8.108     621         90,336      93.49          58.16
Arizona                           139    15,597,294         2.11       7.454     610        112,211      82.02          58.39
Arkansas                           11     1,053,809         0.14       8.008     599         95,801      82.74          71.98
California                      1,186   246,397,252        33.35       6.950     613        207,755      74.68          53.31
Colorado                           81    10,387,015         1.41       7.439     610        128,235      82.86          70.20
Connecticut                        62     8,717,185         1.18       7.484     603        140,600      79.90          60.82
Delaware                           11     1,533,464         0.21       7.522     597        139,406      82.75          70.73
District of Columbia               21     3,551,959         0.48       7.775     563        169,141      71.83          83.29
Florida                           410    49,607,354         6.71       7.729     593        120,994      78.91          54.64
Georgia                            94    10,519,455         1.42       8.248     585        111,909      82.75          65.34
Hawaii                             53    12,021,942         1.63       6.981     637        226,829      75.57          64.88
Idaho                              43     3,599,525         0.49       8.076     607         83,710      81.64          59.93
Illinois                          158    21,576,159         2.92       7.795     595        136,558      79.88          61.83
Indiana                            82     7,200,277         0.97       7.880     589         87,808      83.83          74.73
Iowa                               19     2,099,743         0.28       7.707     606        110,513      84.79          79.13
Kansas                             10       876,733         0.12       8.019     597         87,673      84.92          67.14
Kentucky                           30     3,263,402         0.44       7.334     586        108,780      81.95          83.98
Louisiana                          45     4,158,146         0.56       7.668     584         92,403      78.80          68.69
Maine                              24     3,724,885         0.50       7.670     596        155,204      76.21          57.04
Maryland                           95    15,390,646         2.08       7.409     586        162,007      77.94          73.97
Massachusetts                     114    22,402,722         3.03       7.297     608        196,515      75.81          61.53
Michigan                          139    15,634,669         2.12       7.939     590        112,480      81.66          67.94
Minnesota                          99    13,175,800         1.78       7.605     606        133,089      82.14          62.05
Mississippi                        20     1,844,306         0.25       8.042     572         92,215      82.42          92.03
Missouri                           57     6,218,570         0.84       8.118     568        109,098      81.38          81.96
Montana                            17     2,028,266         0.27       7.935     586        119,310      82.44          63.15
Nebraska                           17     1,579,774         0.21       7.687     600         92,928      82.45          75.85
Nevada                            123    21,042,424         2.85       7.597     594        171,077      77.68          51.09
New Hampshire                      21     3,560,662         0.48       8.060     589        169,555      74.81          46.19
New Jersey                        173    34,629,877         4.69       7.717     601        200,173      77.55          48.69
New Mexico                         34     3,445,116         0.47       8.053     588        101,327      81.62          59.51
New York                          193    44,513,297         6.02       7.337     604        230,639      76.27          47.74
North Carolina                     57     5,666,504         0.77       8.256     596         99,412      80.98          64.56
North Dakota                        3       409,596         0.06       7.721     629        136,532      87.97          64.50
Ohio                              113    11,272,703         1.53       7.781     584         99,758      82.36          67.76
Oklahoma                           29     2,620,024         0.35       7.700     605         90,346      87.58          91.94
Oregon                             71     7,275,156         0.98       7.601     604        102,467      80.90          53.20
Pennsylvania                      129    14,179,888         1.92       7.775     576        109,922      80.67          77.90
Rhode Island                       42     6,748,134         0.91       7.588     606        160,670      77.62          60.80
South Carolina                     52     5,524,156         0.75       8.316     582        106,234      84.31          47.59
South Dakota                        3       311,845         0.04       9.233     598        103,948      81.07          17.60
Tennessee                          51     5,126,703         0.69       7.709     606        100,524      81.50          61.57
Texas                             484    44,264,974         5.99       8.012     588         91,457      78.73          66.96
Utah                               17     2,253,014         0.30       7.243     634        132,530      83.82          53.36
Virginia                          101    16,683,377         2.26       7.598     587        165,182      79.08          72.08
Washington                        126    17,450,142         2.36       7.387     607        138,493      82.18          69.73
West Virginia                       7       769,766         0.10       8.361     558        109,967      72.71          70.05
Wisconsin                          42     4,182,894         0.57       7.970     604         99,593      82.55          64.04
Wyoming                             2       270,058         0.04       7.278     671        135,029      78.35           0.00
TOTAL:                          4,937  $738,915,957      100.00%      7.434%     602       $149,669     77.84%         58.90%

No more than approximately 0.41% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)    COMPUTATIONAL MATERIALS FOR
                        MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                        SERIES 2005-NC1
                        GROUP 1 COLLATERAL SUMMARY

ORIGINAL LOAN-TO-VALUE RATIOS

                              NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
RANGE OF ORIGINAL            MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
LOAN-TO-VALUE RATIOS           LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
50.00% or less                    161   $21,163,029        2.86%      7.110%     588       $131,447     41.85%         71.30%
50.01% to 55.00%                  102    15,699,632         2.12       6.996     580        153,918      52.71          70.11
55.01% to 60.00%                  156    24,376,698         3.30       7.087     589        156,261      57.89          70.50
60.01% to 65.00%                  270    43,477,972         5.88       7.258     578        161,030      63.41          62.32
65.01% to 70.00%                  364    59,716,280         8.08       7.432     576        164,056      68.64          62.77
70.01% to 75.00%                  532    87,696,451        11.87       7.556     577        164,843      74.03          60.02
75.01% to 80.00%                1,502   241,473,963        32.68       7.145     614        160,768      79.66          57.89
80.01% to 85.00%                  653   107,468,431        14.54       7.530     590        164,576      84.55          60.70
85.01% to 90.00%                  533    87,481,181        11.84       7.554     623        164,130      89.60          51.79
90.01% to 95.00%                  173    28,763,796         3.89       7.702     641        166,265      94.74          50.74
95.01% to 100.00%                 491    21,598,524         2.92      10.245     658         43,989      99.99          45.23
TOTAL:                          4,937  $738,915,957      100.00%      7.434%     602       $149,669     77.84%         58.90%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 14.53% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.29% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.91%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.03%.

LOAN PURPOSE

                              NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
                             MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
LOAN PURPOSE                   LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
Refinance - Cashout             3,080  $485,296,650       65.68%      7.409%     586       $157,564     75.15%         65.84%
Purchase                        1,572   218,121,223        29.52       7.481     640        138,754      83.44          40.66
Refinance - Rate Term             285    35,498,084         4.80       7.499     591        124,555      80.15          75.99
TOTAL:                          4,937  $738,915,957      100.00%      7.434%     602       $149,669     77.84%         58.90%

PROPERTY TYPE




                              NUMBER     AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF       PRINCIPAL     PERCENT OF  WEIGHTED   AVERAGE    PRINCIPAL    AVERAGE        PERCENT
                             MORTGAGE     BALANCE       MORTGAGE   AVERAGE     CREDIT     BALANCE     ORIGINAL         FULL
PROPERTY TYPE                  LOANS    OUTSTANDING       POOL      COUPON     SCORE    OUTSTANDING     LTV       DOCUMENTATION
Single Family                   3,796  $550,831,367       74.55%      7.436%     598       $145,108     77.53%         60.24%
Condominium                       271    38,996,600         5.28       7.414     619        143,899      78.29          58.50
Two- to Four-Family               293    64,463,483         8.72       7.339     627        220,012      77.80          46.48
Planned Unit Development          577    84,624,507        11.45       7.504     604        146,663      79.69          59.79
TOTAL:                          4,937  $738,915,957      100.00%      7.434%     602       $149,669     77.84%         58.90%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-NC1
                                         GROUP 1 COLLATERAL SUMMARY

DOCUMENTATION

                              NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                                OF         PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                             MORTGAGE       BALANCE      MORTGAGE    AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
DOCUMENTATION                  LOANS      OUTSTANDING      POOL       COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
-------------                  -----      -----------   ----------   --------    --------   -----------   ---------   -------------
Stated Documentation            1,681    $277,360,872     37.54%      7.722%       623      $  164,998      79.30%        0.00%
Full Documentation  2yr W2      1,632     222,227,323     30.07       7.319        592         136,169      78.55       100.00
Full Documentation  1yr W2      1,456     212,967,058     28.82       7.203        585         146,269      75.05       100.00
Limited Documentation             168      26,360,703      3.57       7.261        602         156,909      78.95         0.00
TOTAL:                          4,937    $738,915,957    100.00%      7.434%       602      $  149,669      77.84%       58.90%


OCCUPANCY

                            NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                           MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
OCCUPANCY                    LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
---------                  --------     -----------   ----------    --------   --------    -----------   --------    -------------
Primary                      4,681    $700,515,783      94.80%       7.418%       600      $  149,651      77.80%       59.91%
Investment                     220      31,450,649       4.26        7.710        644         142,957      78.36        42.35
Second Home                     36       6,949,525       0.94        7.818        635         193,042      79.78        31.96
TOTAL:                       4,937    $738,915,957     100.00%       7.434%       602      $  149,669      77.84%       58.90%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                               NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                                 OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
MORTGAGE LOANS AGE            MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
SUMMARY                        LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
------------------            --------    -----------    ----------    --------   --------   -----------    --------   -------------
3                                   4    $    624,825      0.08%        7.870%      611      $  156,206      94.02%       66.43%
4                               4,024     592,260,301     80.15         7.507       597         147,182      77.33        59.52
5                                 764     125,292,551     16.96         7.184       621         163,995      79.50        54.77
6                                 124      18,046,144      2.44         6.843       633         145,533      82.09        68.65
7                                  17       2,230,690      0.30         6.938       646         131,217      79.52        42.31
8                                   2         171,048      0.02         8.021       540          85,524      89.58        76.74
9                                   2         290,398      0.04         6.874       682         145,199      84.56        54.37
TOTAL:                          4,937    $738,915,957    100.00%        7.434%      602      $  149,669      77.84%       58.90%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-NC1
                                         GROUP 1 COLLATERAL SUMMARY


ORIGINAL PREPAYMENT PENALTY TERM

                         NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                           OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
ORIGINAL PREPAYMENT     MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
PENALTY TERM              LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
-------------------     --------     -----------   ----------    --------   --------    -----------   --------    -------------
None                     1,342    $180,537,938       24.43%       7.902%       599      $  134,529      78.97%        53.60%
12 Months                  142      27,245,262        3.69        7.439        618         191,868      76.47         59.54
24 Months                2,692     425,369,725       57.57        7.323        595         158,013      77.74         58.11
36 Months                  761     105,763,031       14.31        7.083        632         138,979      76.69         70.94
TOTAL:                   4,937    $738,915,957      100.00%       7.434%       602      $  149,669      77.84%        58.90%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.


CREDIT SCORES

                             NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                               OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
RANGE OF CREDIT SCORES        LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
----------------------      --------  --------------   ----------    --------   --------   -------------  --------   --------------
500                            17       $1,575,024        0.21%      9.042%        500        $92,648     75.38%         84.38%
501 to 525                    549       76,832,274        10.40       8.471        514        139,949      72.84          75.01
526 to 550                    676       98,734,313        13.36       8.053        538        146,057      74.70          71.47
551 to 575                    667      100,364,225        13.58       7.543        563        150,471      75.55          66.49
576 to 600                    719      110,480,551        14.95       7.313        588        153,659      77.72          62.89
601 to 625                    660       97,298,401        13.17       7.078        613        147,422      79.08          66.51
626 to 650                    614       89,852,872        12.16       7.145        638        146,340      80.63          48.47
651 to 675                    472       69,961,249         9.47       7.068        663        148,223      80.29          37.43
676 to 700                    287       46,208,495         6.25       6.864        687        161,005      82.17          40.73
701 to 725                    133       20,951,763         2.84       7.031        712        157,532      82.34          32.28
726 to 750                     79       13,749,071         1.86       6.807        738        174,039      82.15          32.53
751 to 775                     43        7,773,120         1.05       6.563        759        180,770      81.30          32.76
776 to 800                     17        4,038,800         0.55       6.536        787        237,576      80.11          48.05
801 to 810                      4        1,095,799         0.15       6.798        808        273,950      84.88          41.81
TOTAL:                      4,937     $738,915,957      100.00%      7.434%        602       $149,669     77.84%         58.90%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 810 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 602.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-NC1
                                         GROUP 1 COLLATERAL SUMMARY


CREDIT GRADE

                             NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                               OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
CREDIT GRADE                  LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
------------                --------     -----------   ----------    --------   --------    -----------   --------    -------------
AA                           3,095    $462,563,276       62.60%       7.238%       622      $  149,455      79.88%      51.82%
A+                             561      88,058,831       11.92        7.516        579         156,968      77.28       63.95
A-                             495      71,294,513        9.65        7.752        562         144,029      75.44       71.42
B                              399      60,634,044        8.21        7.941        556         151,965      74.10       76.75
C                              338      46,578,548         6.3        8.171        553         137,806      68.08       74.70
C-                              20       3,386,051        0.46       10.186        550         169,303      63.55       82.96
Credit Score                    29       6,400,693        0.87        5.372        719         220,714      78.76       64.58
TOTAL:                       4,937    $738,915,957      100.00%       7.434%       602      $  149,669      77.84%      58.90%


GROSS MARGINS

(EXCLUDES FIXED RATE MORTGAGE LOANS)

                            NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                              OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                           MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
RANGE OF GROSS MARGINS       LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
----------------------     --------     -----------   ----------    --------   --------    -----------   --------    -------------

0.501% to 1.000%               2         $396,454         0.07%      8.161%       592       $198,227       75.00%        33.01%
1.501% to 2.000%               1          171,391         0.03       7.800        563        171,391       80.00          0.00
2.501% to 3.000%               3          451,588         0.07       4.757        747        150,529       82.39         54.16
3.001% to 3.500%              16        4,240,600         0.70       5.263        728        265,037       77.51         60.28
3.501% to 4.000%               7        1,208,313         0.20       5.671        685        172,616       79.99         68.89
4.001% to 4.500%               5          796,707         0.13       6.153        660        159,341       82.76        100.00
4.501% to 5.000%              21        3,575,804         0.59       7.402        609        170,276       77.47         59.21
5.001% to 5.500%           1,607      258,383,552        42.73       7.032        596        160,786       78.57         80.91
5.501% to 6.000%           1,339      244,416,466        40.42       7.566        608        182,537       79.22         22.83
6.001% to 6.500%             308       47,315,363         7.83       7.912        555        153,621       74.63         76.62
6.501% to 7.000%             300       42,782,173         7.08       8.261        554        142,607       68.90         74.79
7.001% to 7.500%               3          699,916         0.12       8.562        544        233,305       68.53         38.46
7.501% to 8.000%               1          205,685         0.03       7.950        646        205,685       75.00          0.00
TOTAL:                     3,613     $604,644,012       100.00%      7.391%       596       $167,352       77.82%        56.24%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 1.000% per annum to 7.950% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.598% per annum.

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-NC1
                                         GROUP 1 COLLATERAL SUMMARY


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                              NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                                OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
RANGE OF MAXIMUM             MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
MORTGAGE RATES                 LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
----------------             --------     -----------   ----------    --------   --------    -----------   --------    -------------

12.000% or less                 15        $3,932,066       0.65%       5.245%      702        $262,138       80.19%        70.76%
12.001% to 12.500%              87        17,826,758       2.95        5.373       659         204,905       73.69         83.15
12.501% to 13.000%             218        44,609,642       7.38        5.838       639         204,631       75.19         77.57
13.001% to 13.500%             361        67,198,318      11.11        6.309       621         186,145       75.94         67.73
13.501% to 14.000%             597       109,431,890      18.10        6.797       611         183,303       75.86         56.07
14.001% to 14.500%             549        93,802,643      15.51        7.300       603         170,861       79.09         50.37
14.501% to 15.000%             704       116,132,035      19.21        7.793       581         164,960       79.15         52.94
15.001% to 15.500%             404        62,389,608      10.32        8.279       568         154,430       80.62         54.10
15.501% to 16.000%             368        50,847,754       8.41        8.773       561         138,173       80.27         45.46
16.001% to 16.500%             165        20,195,787       3.34        9.269       538         122,399       77.48         50.25
16.501% to 17.000%              87        11,220,952       1.86        9.759       540         128,976       76.78         25.18
17.001% to 17.500%              27         3,329,796       0.55       10.270       533         123,326       77.14         30.84
17.501% to 18.000%              19         2,206,339       0.36       10.788       529         116,123       68.82         30.97
18.001% to 18.500%               8           927,037       0.15       11.175       535         115,880       70.74         52.52
18.501% to 19.000%               3           533,955       0.09       11.828       512         177,985       76.10         33.36
19.001% to 19.500%               1            59,431       0.01       12.050       548          59,431       70.00        100.00
TOTAL:                       3,613      $604,644,012     100.00%       7.391%      596        $167,352       77.82%        56.24%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.400% per annum to 19.050% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 14.383% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                             NUMBER       AGGREGATE                             WEIGHTED      AVERAGE     WEIGHTED
                               OF         PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE       PERCENT
                            MORTGAGE       BALANCE      MORTGAGE     AVERAGE     CREDIT       BALANCE     ORIGINAL        FULL
NEXT RATE ADJUSTMENT DATE     LOANS      OUTSTANDING      POOL        COUPON      SCORE     OUTSTANDING      LTV      DOCUMENTATION
-------------------------   --------     -----------   ----------    --------   --------    -----------   --------    -------------

February 2005                  29        $6,400,693        1.06%      5.372%       719        $220,714     78.76%        64.58%
May 2006                        1           131,264         0.02       7.300       508         131,264      86.42        100.00
June 2006                       5           953,375         0.16       6.938       603         190,675      75.58         55.42
July 2006                      43         7,878,241         1.30       6.679       630         183,215      80.45         61.97
August 2006                   511        88,352,587        14.61       7.287       609         172,901      79.23         49.99
September 2006              2,861       474,832,959        78.53       7.467       590         165,967      77.38         57.19
October 2006                    4           624,825         0.10       7.870       611         156,206      94.02         66.43
April 2007                      1           157,891         0.03       6.600       637         157,891      80.00        100.00
July 2007                       2           207,487         0.03       7.476       603         103,743      93.21         64.19
August 2007                    23         4,093,740         0.68       6.763       652         177,989      84.30         40.86
September 2007                133        21,010,950         3.47       7.126       618         157,977      78.89         58.54
TOTAL:                      3,613      $604,644,012      100.00%      7.391%       596        $167,352     77.82%        56.24%

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance                             $271,947,644
Aggregate Original Principal Balance                                $272,503,538
Number of Mortgage Loans                                                1,069

                                  MINIMUM       MAXIMUM         AVERAGE (1)
                                  -------       -------         -----------
Original Principal Balance        $24,400       $750,000          $254,914
Outstanding Principal Balance     $24,290       $749,982          $254,394

                                  MINIMUM       MAXIMUM     WEIGHTED AVERAGE (2)
                                  -------       -------     --------------------
Original Term (mos)                 120           360               354
Stated remaining Term (mos)         116           356               350
Loan Age (mos)                       4             7                 4
Current Interest Rate             4.500%        12.550%           6.870%
Initial Interest Rate Cap(4)      1.500%        3.000%            1.603%
Periodic Rate Cap(4)              1.500%        3.000%            1.603%
Gross Margin(4)                   2.750%        7.000%            5.361%
Maximum Mortgage Rate(4)          11.650%       18.750%           13.789%
Minimum Mortgage Rate(4)          4.030%        11.750%           6.776%
Months to Roll(4)                    1            32                19
Original Loan-to-Value            23.57%        100.00%           80.08%
Credit Score (3)                    500           802               637

                                               EARLIEST           LATEST
                                               --------           ------
Maturity Date                                  09/01/2014       09/01/2034

LIEN POSITION                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
1st Lien                                                                  98.55%
2nd Lien                                                                   1.45%

OCCUPANCY                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Primary                                                                   97.02%
Second Home                                                                0.72%
Investment                                                                 2.27%

LOAN TYPE                                              PERCENT OF MORTGAGE POOL
---------                                              ------------------------
Fixed Rate                                                                 9.45%
ARM                                                                       90.55%

AMORTIZATION TYPE                                      PERCENT OF MORTGAGE POOL
-----------------                                      ------------------------
Fully Amortizing                                                          51.13%
Interest Only                                                             48.87%

YEAR OF ORIGINATION                                    PERCENT OF MORTGAGE POOL
-------------------                                    ------------------------
2004                                                                     100.00%

LOAN PURPOSE                                           PERCENT OF MORTGAGE POOL
------------                                           ------------------------
Purchase                                                                  42.75%
Refinance - Rate/Term                                                      3.28%
Refinance - Cashout                                                        53.98

PROPERTY TYPE                                          PERCENT OF MORTGAGE POOL
-------------                                          ------------------------
Single Family                                                             76.82%
Condominium                                                                5.54%
Two- to Four-Family                                                        3.85%
Planned Unit Development                                                  13.78%

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


MORTGAGE RATES

                       NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                         OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
RANGE OF              MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
MORTGAGE RATES         LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
--------------         -----        -----------        ----       ------       -----    -----------      ---      -------------
5.500% or less          70          $26,697,544        9.82%      5.229%        702       $381,393      80.58%         56.94%
5.501% to 6.000%       129           41,188,541        15.15       5.823        658        319,291       78.82          71.56
6.001% to 6.500%       118           41,186,756        15.15       6.292        647        349,040       78.20          54.09
6.501% to 7.000%       177           59,163,744        21.76       6.825        635        334,258       79.77          31.27
7.001% to 7.500%       146           41,109,702        15.12       7.281        628        281,573       81.63          34.26
7.501% to 8.000%       141           30,157,498        11.09       7.771        617        213,883       80.84          37.15
8.001% to 8.500%        84           12,258,013         4.51       8.229        582        145,929       80.25          45.28
8.501% to 9.000%        91            9,830,187         3.61       8.808        562        108,024       77.76          50.55
9.001% to 9.500%        32            3,387,184         1.25       9.212        586        105,850       84.35          31.70
9.501% to 10.000%       28            2,100,073         0.77       9.788        586         75,003       84.11          44.30
10.001% to 10.500%      14            1,405,490         0.52      10.230        603        100,392       86.37           8.75
10.501% to 11.000%      18            1,640,392         0.60      10.768        590         91,133       84.00          16.90
11.001% to 11.500%      14            1,218,569         0.45      11.251        641         87,041       97.23          32.30
11.501% to 12.000%       3              279,079         0.10      11.635        602         93,026       89.85          31.18
12.001% to 12.500%       3              243,955         0.09      12.302        586         81,318       99.68         100.00
12.501% to 13.000%       1               80,917         0.03      12.550        616         80,917      100.00         100.00
TOTAL:               1,069         $271,947,644      100.00%      6.870%        637       $254,394      80.08%         45.77%

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.500% per annum to 12.550% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.870% per annum.

REMAINING MONTHS TO STATED MATURITY

                     NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
RANGE OF               OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
REMAINING MONTHS    MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
TO STATED MATURITY   LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
------------------   -----        -----------        ----       ------       -----    -----------      ---      -------------
109 to 120              1             $51,696        0.02%      8.990%        556        $51,696     74.89%        100.00%
169 to 180             23           1,488,343         0.55       8.793        587         64,711      79.45          58.37
229 to 240             27           2,123,113         0.78       9.958        637         78,634      91.41          34.78
289 to 300             47          17,075,433         6.28       5.317        732        363,307      83.00          35.50
349 to 360            971         251,209,059        92.37       6.938        631        258,712      79.79          46.48
TOTAL:              1,069        $271,947,644      100.00%      6.870%        637       $254,394     80.08%         45.77%

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 116 months to 356 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 350 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                            NUMBER       AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
RANGE OF                      OF         PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
ORIGINAL MORTGAGE          MORTGAGE       BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
LOAN PRINCIPAL BALANCES    LOANS       OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
-----------------------     -----       -----------        ----       ------       -----    -----------      ---      -------------
$50,000 or less                22    $1,045,691            0.38%      8.471%        570        $47,531     63.57%         85.74%
$50,001 to $100,000           309    22,330,428             8.21       8.575        587         72,267      80.63          69.47
$100,001 to $150,000          107    12,889,501             4.74       7.521        607        120,463      79.03          52.64
$150,001 to $200,000           48     8,499,674             3.13       6.775        646        177,077      80.33          43.77
$200,001 to $250,000           53    11,837,936             4.35       6.816        660        223,357      79.24          36.19
$250,001 to $300,000           60    16,602,061             6.10       6.628        658        276,701      80.80          43.26
$300,001 to $350,000           52    16,811,320             6.18       6.641        659        323,295      80.68          34.73
$350,001 to $400,000          181    68,357,099            25.14       6.912        635        377,664      80.14          40.84
$400,001 to $450,000           94    39,700,685            14.60       6.609        633        422,348      81.06          44.93
$450,001 to $500,000           85    40,340,756            14.83       6.498        641        474,597      79.59          42.70
$500,001 to $550,000           21    11,128,697             4.09       6.354        638        529,938      79.13          42.87
$550,001 to $600,000           23    13,146,842             4.83       6.356        674        571,602      81.46          65.10
$600,001 to $650,000            8     4,997,311             1.84       6.756        668        624,664      76.54          37.45
$650,001 to $700,000            3     2,015,720             0.74       5.667        664        671,907      78.01          65.70
$700,001 to $750,000            3     2,243,924             0.83       6.515        645        747,975      78.05          33.42
TOTAL:                      1,069  $271,947,644          100.00%      6.870%        637       $254,394     80.08%         45.77%

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $24,290 to approximately $749,982 and the average outstanding principal balance of the Mortgage Loans was approximately $254,394.

PRODUCT TYPES

                        NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                          OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
PRODUCT TYPES           LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
-------------           -----        -----------        ----       ------       -----    -----------      ---      -------------
10 Year Fixed Loan           1           $51,696        0.02%      8.990%        556        $51,696     74.89%        100.00%
15 Year Fixed Loan          23         1,488,343         0.55       8.793        587         64,711      79.45          58.37
20 Year Fixed Loan          27         2,123,113         0.78       9.958        637         78,634      91.41          34.78
25 Year Fixed Loan           2           221,594         0.08       8.950        634        110,797      94.08           0.00
30 Year Fixed Loan         107        21,805,531         8.02       7.220        662        203,790      81.59          56.54
10 Year IO/1 Month
  LIBOR ARM                 45        16,853,839         6.20       5.269        733        374,530      82.86          35.97
2/28 LIBOR ARM             827       219,192,639        80.60       6.924        627        265,046      79.55          45.48
3/27 LIBOR ARM              37        10,210,889         3.75       6.625        659        275,970      81.08          46.31
TOTAL:                   1,069      $271,947,644      100.00%      6.870%        637       $254,394     80.08%         45.77%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


ADJUSTMENT TYPE

                        NUMBER        AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                          OF          PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
                       MORTGAGE        BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
ADJUSTMENT TYPE         LOANS        OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
---------------         -----        -----------        ----       ------       -----    -----------      ---      -------------
ARM                       909       $246,257,367       90.55%      6.799%        635       $270,910      79.84%         44.87%
Fixed Rate                160         25,690,277         9.45       7.556        655        160,564       82.37          54.45
TOTAL:                  1,069       $271,947,644      100.00%      6.870%        637       $254,394      80.08%         45.77%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY



STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                           NUMBER     AGGREGATE                                WEIGHTED    AVERAGE      WEIGHTED
                             OF       PRINCIPAL      PERCENT OF   WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE      PERCENT
STATE DISTRIBUTIONS OF    MORTGAGE     BALANCE        MORTGAGE     AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
MORTGAGED PROPERTIES       LOANS     OUTSTANDING        POOL       COUPON       SCORE    OUTSTANDING      LTV      DOCUMENTATION
----------------------     -----     -----------        ----       ------       -----    -----------      ---      -------------
Alabama                        6        $425,757        0.16%      8.286%        582        $70,960     82.55%        100.00%
Arizona                       32       4,782,952         1.76       7.252        621        149,467      81.28          67.16
Arkansas                       1          54,267         0.02       8.500        581         54,267      80.00         100.00
California                   479     171,643,665        63.12       6.568        648        358,338      80.05          42.12
Colorado                      17       3,681,544         1.35       6.728        645        216,561      81.85          44.63
Connecticut                    3       1,328,478         0.49       7.152        602        442,826      81.37           0.00
Delaware                       1          87,747         0.03       7.700        512         87,747      67.69         100.00
District of Columbia           6       1,811,798         0.67       6.827        628        301,966      74.76          29.27
Florida                       69      10,768,998         3.96       7.273        602        156,072      77.63          46.57
Georgia                        5       1,157,227         0.43       8.480        548        231,445      88.18         100.00
Hawaii                         3       1,449,851         0.53       5.925        709        483,284      81.41          78.07
Idaho                          3         299,433         0.11       7.869        597         99,811      84.89         100.00
Illinois                      11       2,844,802         1.05       7.796        675        258,618      87.00          24.12
Indiana                       28       1,913,103         0.70       8.029        562         68,325      79.41          89.10
Iowa                           3         166,848         0.06       7.734        615         55,616      78.54         100.00
Kansas                         2         222,525         0.08       7.669        637        111,263      90.00          55.51
Kentucky                       4         332,301         0.12       7.404        631         83,075      76.10          69.18
Louisiana                     13         916,405         0.34       8.274        551         70,493      75.19          72.37
Maryland                      21       6,171,485         2.27       7.365        591        293,880      75.94          54.41
Massachusetts                 15       4,628,915         1.70       7.245        633        308,594      82.15          44.29
Michigan                      53       5,112,491         1.88       7.788        613         96,462      80.19          82.10
Minnesota                      8       1,150,232         0.42       7.379        680        143,779      81.40          36.07
Mississippi                    3         280,666         0.10       7.207        597         93,555      80.00         100.00
Missouri                      16       1,076,293         0.40       8.236        580         67,268      80.30          85.40
Montana                        3         560,376         0.21       8.033        588        186,792      73.54          65.29
Nebraska                       4         880,077         0.32       6.925        659        220,019      83.44          23.47
Nevada                        18       5,174,437         1.90       6.888        643        287,469      81.77          59.01
New Hampshire                  1         650,000         0.24       6.250        658        650,000      74.80           0.00
New Jersey                    15       5,444,913         2.00       7.473        624        362,994      78.76          31.82
New Mexico                     1         438,228         0.16       8.990        548        438,228      80.00         100.00
New York                      28      10,344,345         3.80       7.214        633        369,441      82.27          40.17
North Carolina                 2         718,584         0.26       7.239        680        359,292      80.09          55.48
North Dakota                   1          66,000         0.02       7.900        616         66,000      76.74         100.00
Ohio                          38       2,837,712         1.04       8.155        575         74,677      80.68          69.39
Oklahoma                       9         580,211         0.21       8.854        542         64,468      72.79          81.90
Oregon                         7       1,812,924         0.67       6.070        683        258,989      81.96          27.52
Pennsylvania                  39       3,654,131         1.34       8.005        590         93,696      76.11          65.37
Rhode Island                   4         734,157         0.27       7.968        557        183,539      76.36          29.47
South Carolina                 1         135,427         0.05       7.450        642        135,427      80.00           0.00
Tennessee                     13         979,430         0.36       8.119        562         75,341      77.40          55.92
Texas                         40       4,977,451         1.83       8.130        596        124,436      82.28          41.29
Utah                           1         180,000         0.07       5.750        622        180,000      80.00         100.00
Virginia                      19       5,090,994         1.87       7.320        631        267,947      81.83          48.54
Washington                    20       4,033,512         1.48       6.652        638        201,676      78.86          59.90
Wisconsin                      3         346,952         0.13       8.325        607        115,651      76.31          57.20
TOTAL:                     1,069    $271,947,644      100.00%      6.870%        637       $254,394     80.08%         45.77%

No more than approximately 1.04% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
RANGE OF ORIGINAL               MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
LOAN-TO-VALUE RATIOS              LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
--------------------            --------   -----------   ----------   --------   --------   -----------   ---------   -------------
50.00% or less                        23    $3,498,942        1.29%    6.844%       605       $152,128       44.77%          71.07%
50.01% to 55.00%                       5       639,239         0.24     7.911       543        127,848        53.79           81.20
55.01% to 60.00%                      13     2,657,816         0.98     7.144       597        204,447        57.24           75.17
60.01% to 65.00%                      51    10,853,598         3.99     7.199       602        212,816        63.54           30.74
65.01% to 70.00%                      75    15,603,401         5.74     7.077       597        208,045        69.02           46.48
70.01% to 75.00%                     109    28,145,462        10.35     6.900       598        258,215        73.82           51.88
75.01% to 80.00%                     421   114,012,061        41.92     6.619       649        270,812        79.64           47.71
80.01% to 85.00%                     156    47,074,902        17.31     6.671       645        301,762        84.50           37.28
85.01% to 90.00%                     129    34,482,452        12.68     7.030       646        267,306        89.47           48.25
90.01% to 95.00%                      36     9,480,919         3.49     7.463       658        263,359        94.68           39.22
95.01% to 100.00%                     51     5,498,851         2.02    10.128       668        107,821        99.98           36.05
TOTAL:                             1,069  $271,947,644      100.00%    6.870%       637       $254,394       80.08%          45.77%

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 23.57% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 1.45% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.97%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.83%.

LOAN PURPOSE

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
LOAN PURPOSE                      LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
------------                    --------   -----------   ----------   --------   --------   -----------   ---------   -------------
Refinance - Cashout                 606  $146,787,868        53.98%     6.960%      614       $242,224       78.01%          52.40%
Purchase                            413   116,251,048         42.75      6.759      667        281,480        82.67           38.04
Refinance - Rate Term                50     8,908,728          3.28      6.841      635        178,175        80.44           37.34
TOTAL:                            1,069  $271,947,644       100.00%     6.870%      637       $254,394       80.08%          45.77%

PROPERTY TYPE

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
PROPERTY TYPE                     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
-------------                   --------   -----------   ----------   --------   --------   -----------   ---------   -------------
Single Family                        846  $208,917,935       76.82%     6.855%      635       $246,948       80.10%          47.52%
Condominium                           64    15,075,832         5.54      7.089      648        235,560        79.29           36.63
Two- to Four-Family                   38    10,469,511         3.85      6.967      678        275,513        79.53           19.03
Planned Unit Development             121    37,484,367        13.78      6.840      631        309,788        80.42           47.15
TOTAL:                             1,069  $271,947,644      100.00%     6.870%      637       $254,394       80.08%          45.77%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


DOCUMENTATION

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
DOCUMENTATION                     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
-------------                   --------   -----------   ----------   --------   --------   -----------   ---------   -------------
Stated Documentation                 467  $132,756,501       48.82%     7.094%      655       $284,275       80.63%           0.00%
Full Documentation  2yr W2           311    67,994,008        25.00      6.686      620        218,630        80.12          100.00
Full Documentation  1yr W2           248    56,479,922        20.77      6.629      616        227,742        78.61          100.00
Limited Documentation                 43    14,717,213         5.41      6.622      633        342,261        80.63            0.00
TOTAL:                             1,069  $271,947,644      100.00%     6.870%      637       $254,394       80.08%          45.77%


OCCUPANCY

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
OCCUPANCY                         LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
---------                       --------   -----------   ----------   --------   --------   -----------   ---------   -------------
Primary                            1,021  $263,831,282       97.02%     6.858%      636       $258,405       80.18%          46.01%
Investment                            43     6,166,990         2.27      7.550      648        143,418        76.52           37.41
Second Home                            5     1,949,371         0.72      6.371      739        389,874        78.21           39.26
TOTAL:                             1,069  $271,947,644      100.00%     6.870%      637       $254,394       80.08%          45.77%

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.


MORTGAGE LOANS AGE SUMMARY

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
MORTGAGE LOANS AGE              MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
SUMMARY                           LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
-------                         --------   -----------   ----------   --------   --------   -----------   ---------   -------------
4                                    816  $195,395,045       71.85%     7.041%      626       $239,455       79.61%          47.87%
5                                    224    66,661,214        24.51      6.489      665        297,595        81.06           37.67
6                                     27     9,368,389         3.44      6.082      678        346,977        82.74           57.66
7                                      2       522,995         0.19      5.730      742        261,498        82.53           81.20
TOTAL:                             1,069  $271,947,644      100.00%     6.870%      637       $254,394       80.08%          45.77%

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


ORIGINAL PREPAYMENT PENALTY TERM

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
ORIGINAL PREPAYMENT             MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
PENALTY TERM                      LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
-------                         --------   -----------   ----------   --------   --------   -----------   ---------   -------------
None                                 162   $50,078,893       18.41%     6.893%      668       $309,129       81.59%          33.26%
12 Months                             22     7,498,891         2.76      7.077      642        340,859        80.54           41.61
24 Months                            750   187,969,205        69.12      6.849      626        250,626        79.66           47.92
36 Months                            135    26,400,654         9.71      6.919      655        195,560        80.08           55.36
TOTAL:                             1,069  $271,947,644      100.00%     6.870%      637       $254,394       80.08%          45.77%

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


CREDIT SCORES

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
RANGE OF CREDIT SCORES            LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
----------------------          --------   -----------   ----------   --------   --------   -----------   ---------   -------------
500                                    2      $169,464        0.06%     7.804%      500        $84,732       71.32%         100.00%
501 to 525                            82    11,831,213         4.35      8.224      515        144,283        71.56           88.36
526 to 550                           106    18,517,916         6.81      8.078      539        174,697        75.74           52.62
551 to 575                           110    19,279,623         7.09      7.398      562        175,269        77.78           58.80
576 to 600                           114    27,871,343        10.25      6.946      589        244,485        78.87           64.76
601 to 625                           132    36,605,255        13.46      6.735      613        277,313        80.35           57.20
626 to 650                           144    40,671,410        14.96      6.757      640        282,440        80.68           44.13
651 to 675                           149    40,773,843        14.99      6.791      662        273,650        82.28           32.13
676 to 700                           101    31,776,354        11.68      6.525      687        314,617        81.67           27.14
701 to 725                            70    23,968,326         8.81      6.278      711        342,405        81.67           35.24
726 to 750                            22     6,803,498         2.50      6.616      738        309,250        83.87           25.19
751 to 775                            25     8,684,090         3.19      6.288      762        347,364        82.14           27.68
776 to 800                            11     4,527,809         1.66      5.680      784        411,619        80.54           34.14
801 to 802                             1       467,500         0.17      5.250      802        467,500        85.00            0.00
TOTAL:                             1,069  $271,947,644      100.00%     6.870%      637       $254,394       80.08%          45.77%

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


CREDIT GRADE

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
CREDIT GRADE                      LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
------------                    --------   -----------   ----------   --------   --------   -----------   ---------   -------------
AA                                   726  $199,701,856       73.43%     6.866%      645       $275,071       81.10%          40.01%
A+                                    92    23,173,465         8.52      6.971      595        251,885        78.58           60.00
A-                                    88    15,920,983         5.85      7.244      583        180,920        76.02           73.71
B                                     57     9,013,851         3.31      7.921      554        158,138        72.49           78.22
C                                     58     6,999,742         2.57      8.191      554        120,685        68.87           79.09
C-                                     3       283,909          0.1      9.901      547         94,636        63.54          100.00
Credit Score                          45    16,853,839          6.2      5.269      733        374,530        82.86           35.97
TOTAL:                             1,069  $271,947,644      100.00%     6.870%      637       $254,394       80.08%          45.77%


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
RANGE OF GROSS MARGINS            LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
----------------------          --------   -----------   ----------   --------   --------   -----------   ---------   -------------
2.501% to 3.000%                       3    $1,172,487        0.48%     5.425%      694       $390,829       82.66%          73.44%
3.001% to 3.500%                      34    13,372,506         5.43      5.268      742        393,309        83.10           31.21
3.501% to 4.000%                      11     3,158,637         1.28      5.718      686        287,149        79.77           33.69
4.001% to 4.500%                       2       680,944         0.28      6.166      685        340,472        81.62           32.45
4.501% to 5.000%                       8     2,363,812         0.96      6.618      629        295,477        75.85           27.18
5.001% to 5.500%                     390   104,263,971        42.34      6.559      625        267,344        80.01           75.42
5.501% to 6.000%                     375   110,276,714        44.78      7.135      638        294,071        80.24           15.71
6.001% to 6.500%                      38     5,399,540         2.19      8.207      553        142,093        72.25           72.54
6.501% to 7.000%                      48     5,568,755         2.26      7.992      571        116,016        69.41           65.41
TOTAL:                               909  $246,257,367      100.00%     6.799%      635       $270,910       79.84%          44.87%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 2.750% per annum to 7.000% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.361% per annum.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1
                     GROUP 2 COLLATERAL SUMMARY


MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
RANGE OF MAXIMUM                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
MORTGAGE RATES                    LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
----------------                --------   -----------   ----------   --------   --------   -----------   ---------   -------------
12.000% or less                       22    $7,792,964        3.16%     5.134%      726       $354,226       83.37%         36.60%
12.001% to 12.500%                    56    20,801,972         8.45      5.344      689        371,464        79.50          62.26
12.501% to 13.000%                   117    37,261,032        15.13      5.811      655        318,470        79.30          72.85
13.001% to 13.500%                    97    33,078,112        13.43      6.280      641        341,011        77.16          52.04
13.501% to 14.000%                   160    53,604,139        21.77      6.828      631        335,026        79.86          30.51
14.001% to 14.500%                   139    39,404,389        16.00      7.275      628        283,485        81.69          33.51
14.501% to 15.000%                   128    29,229,172        11.87      7.770      616        228,353        81.06          35.48
15.001% to 15.500%                    75    11,654,784         4.73      8.223      583        155,397        80.44          44.47
15.501% to 16.000%                    66     7,990,885         3.24      8.809      555        121,074        76.74          46.54
16.001% to 16.500%                    25     2,974,762         1.21      9.206      587        118,990        85.11          28.73
16.501% to 17.000%                    13       957,333         0.39      9.769      528         73,641        74.14          55.38
17.001% to 17.500%                     3       566,523         0.23     10.106      532        188,841        76.96           0.00
17.501% to 18.000%                     6       735,215         0.30     10.698      518        122,536        66.86           0.00
18.001% to 18.500%                     1       111,700         0.05     11.450      509        111,700        70.00         100.00
18.501% to 19.000%                     1        94,384         0.04     11.750      522         94,384        70.00           0.00
TOTAL:                               909  $246,257,367      100.00%     6.799%      635       $270,910       79.84%         44.87%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.650% per annum to 18.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.789% per annum.


NEXT RATE ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

                                 NUMBER     AGGREGATE                            WEIGHTED     AVERAGE      WEIGHTED
                                   OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE       PERCENT
                                MORTGAGE     BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL       FULL
NEXT RANGE OF ADJUSTMENT DATE     LOANS    OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV      DOCUMENTATION
-----------------------------   --------   -----------   ----------   --------   --------   -----------   ---------   -------------
February 2005                         45   $16,853,839        6.84%     5.269%      733       $374,530      82.86%           35.97%
July 2006                             15     5,293,380         2.15      6.306      661        352,892       82.84            41.84
August 2006                          168    49,262,178        20.00      6.598      653        293,227       80.63            35.46
September 2006                       644   164,637,082        66.86      7.042      618        255,648       79.12            48.60
June 2007                              1        98,320         0.04      6.725      684         98,320       80.00             0.00
August 2007                            4     1,219,535         0.50      7.231      650        304,884       77.46            10.93
September 2007                        32     8,893,034         3.61      6.541      660        277,907       81.59            51.68
TOTAL:                               909  $246,257,367      100.00%     6.799%      635       $270,910      79.84%           44.87%


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1


                         GROUP 1 ASSUMED MORTGAGE POOLS

                        GROUP 1 FIXED RATE MORTGAGE LOANS

                                                                                    ORIGINAL   REMAINING    ORIGINAL
                                                          ORIGINAL      REMAINING   INTEREST   INTEREST    MONTHS TO
                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY       ONLY      PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM       TERM       PENALTY
 BALANCE ($)   RATE(%)    RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)    EXPIRATION
 -----------   -------    -------  --------  --------     --------      --------    --------   --------    ----------
   339,482.57    9.073     8.563      120       116          120           116         0           0            0
 7,366,704.66    8.598     8.088      180       176          180           176         0           0            0
   764,055.90    8.177     7.667      180       176          180           176         0           0           12
    74,083.71    8.900     8.390      180       175          180           175         0           0           24
 7,654,230.10    8.115     7.605      180       176          180           176         0           0           36
 2,807,739.33    8.585     8.075      240       236          240           236         0           0            0
   415,938.80    6.878     6.368      240       235          240           235         0           0           12
 4,621,492.20    7.981     7.471      240       236          240           236         0           0           36
   167,394.69    9.538     9.028      300       296          300           296         0           0            0
   175,118.83    7.606     7.096      300       296          300           296         0           0           36
11,390,749.09    7.414     6.904      360       356          360           356         0           0            0
 8,453,349.34    6.652     6.142      360       355          360           355         0           0           12
 1,032,202.31    6.882     6.372      360       356          360           356         0           0           24
72,058,129.20    6.841     6.331      360       356          360           356         0           0           36
   184,863.17   10.579    10.069      180       176          180           176         0           0            0
    56,194.26   11.000    10.490      180       176          180           176         0           0           12
   138,020.63   10.463     9.953      180       176          180           176         0           0           24
   132,772.81    9.664     9.154      180       176          180           176         0           0           36
 5,570,421.97   10.806    10.296      240       236          240           236         0           0            0
   130,160.39   11.162    10.652      240       235          240           235         0           0           12
 5,865,816.41   10.763    10.253      240       236          240           236         0           0           24
 2,289,837.70   10.433     9.923      240       236          240           236         0           0           36
   667,957.11   10.717    10.207      360       356          360           356         0           0            0
    56,917.56   11.000    10.490      360       356          360           356         0           0           12
 1,403,024.94   10.692    10.182      360       356          360           356         0           0           24
   455,287.10   10.159     9.649      360       356          360           356         0           0           36



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1


                     GROUP 1 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL      REMAINING   INTEREST  INTEREST              INITIAL
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                  RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM      TERM       GROSS     CHANGE
 BALANCE ($)    RATE(%)    RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)   CAP(%)
 -----------    -------    -------  --------   --------    --------      --------    --------  --------   ---------   ------
  6,400,693.22    5.372     4.862      300       296          180           180        120        116       3.590     3.000
133,959,650.19    7.900     7.390      360       356          360           356          0          0       5.698     1.494
 15,304,624.35    7.772     7.262      360       356          360           356          0          0       5.703     1.500
361,887,649.03    7.361     6.851      360       356          360           356          0          0       5.623     1.500
  5,325,800.35    7.367     6.857      360       356          336           336         24         20       5.460     1.500
  1,682,950.00    7.791     7.281      360       356          336           336         24         20       5.532     1.500
 54,612,576.71    6.616     6.106      360       356          336           336         24         20       5.456     1.500
  5,323,554.51    7.755     7.245      360       356          360           356          0          0       5.485     1.432
    381,071.84    6.750     6.240      360       356          360           356          0          0       5.488     1.500
    356,351.60    7.079     6.569      360       356          360           356          0          0       5.410     1.500
 13,635,266.77    6.972     6.462      360       356          360           356          0          0       5.536     1.500
  1,032,927.02    7.293     6.783      360       356          324           324         36         32       5.403     1.500
  4,740,896.45    6.541     6.031      360       356          324           324         36         32       5.423     1.500

                                                         MONTHS            ORIGINAL
                                              RATE     UNTIL NEXT          MONTHS TO
                                             CHANGE       RATE            PREPAYMENT
   CURRENT      PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY
 BALANCE ($)     CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX  EXPIRATION
 -----------     ------   -------  -------  --------      ----     -----  ----------
  6,400,693.22    3.000   12.101    5.050       1           1       1ML        0
133,959,650.19    1.491   14.882    7.900       6          20       6ML        0
 15,304,624.35    1.500   14.772    7.772       6          20       6ML       12
361,887,649.03    1.500   14.361    7.359       6          20       6ML       24
  5,325,800.35    1.500   14.367    7.367       6          20       6ML        0
  1,682,950.00    1.500   14.791    7.791       6          20       6ML       12
 54,612,576.71    1.500   13.616    6.616       6          20       6ML       24
  5,323,554.51    1.432   14.620    7.755       6          32       6ML        0
    381,071.84    1.500   13.750    6.750       6          32       6ML       12
    356,351.60    1.500   14.079    7.079       6          32       6ML       24
 13,635,266.77    1.500   13.972    6.972       6          32       6ML       36
  1,032,927.02    1.500   14.293    7.293       6          32       6ML        0
  4,740,896.45    1.500   13.541    6.541       6          32       6ML       36


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1


                         GROUP 2 ASSUMED MORTGAGE POOLS

                        GROUP 2 FIXED RATE MORTGAGE LOAN

                                                                                    ORIGINAL   REMAINING    ORIGINAL
                                                          ORIGINAL      REMAINING   INTEREST   INTEREST    MONTHS TO
                            NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY       ONLY      PREPAYMENT
   CURRENT     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM        TERM       TERM       PENALTY
 BALANCE ($)   RATE(%)    RATE(%)  (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)    (MONTHS)   (MONTHS)    EXPIRATION
 -----------   -------    -------  --------  --------     --------      --------    --------   --------    ----------
    51,695.62    8.990     8.480     120        116          120           116          0          0           36
   171,627.60    8.918     8.408     180        176          180           176          0          0            0
    51,404.41    8.250     7.740     180        176          180           176          0          0           24
 1,265,310.93    8.798     8.288     180        176          180           176          0          0           36
   175,090.25    9.446     8.936     240        236          240           236          0          0           24
   732,978.25    8.902     8.392     240        236          240           236          0          0           36
   221,594.39    8.950     8.440     300        296          300           296          0          0           36
   903,896.49    6.917     6.407     360        356          360           356          0          0            0
 1,695,737.10    6.463     5.953     360        355          360           355          0          0           12
16,486,771.60    6.727     6.217     360        355          360           355          0          0           36
   461,049.86   10.793    10.283     240        236          240           236          0          0            0
   462,267.66   10.667    10.157     240        236          240           236          0          0           24
   291,726.85   10.479     9.969     240        236          240           236          0          0           36
   508,881.80   11.191    10.681     360        356          360           356          0          0            0
   168,747.80   10.857    10.347     360        356          360           356          0          0           12
 1,717,125.57   10.771    10.261     360        356          360           356          0          0           24
   324,370.66   10.123     9.613     360        356          360           356          0          0           36



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1


                     GROUP 2 ADJUSTABLE RATE MORTGAGE LOANS

                                                                                     ORIGINAL  REMAINING
                                                           ORIGINAL      REMAINING   INTEREST  INTEREST              INITIAL
                             NET    ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION    ONLY      ONLY                  RATE
   CURRENT      MORTGAGE  MORTGAGE    TERM       TERM        TERM          TERM        TERM      TERM       GROSS     CHANGE
 BALANCE ($)    RATE(%)    RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)      (MONTHS)    (MONTHS)  (MONTHS)   MARGIN(%)   CAP(%)
 -----------    -------    -------  --------   --------    --------      --------    --------  --------   ---------   ------
 16,853,838.95    5.269     4.759      300       295          180           180         120       115       3.485     3.000
 17,197,471.80    7.696     7.186      360       356          360           356           0         0       5.581     1.500
  2,374,849.45    7.417     6.907      360       356          360           356           0         0       5.519     1.500
 91,303,932.00    7.098     6.588      360       356          360           356           0         0       5.562     1.500
 11,099,069.17    7.673     7.163      360       356          336           336          24        20       5.473     1.500
  3,259,557.02    6.954     6.444      360       356          336           336          24        20       5.248     1.500
 93,957,759.60    6.512     6.002      360       356          336           336          24        20       5.449     1.500
    458,331.09    6.525     6.015      360       356          360           356           0         0       5.300     1.500
  2,018,601.44    6.339     5.829      360       356          360           356           0         0       5.517     1.500
  2,424,725.82    7.198     6.688      360       356          324           324          36        32       5.292     1.500
    301,626.00    6.250     5.740      360       356          324           324          36        32       5.550     1.500
  5,007,604.59    6.495     5.985      360       356          324           324          36        32       5.294     1.500

                                                         MONTHS            ORIGINAL
                                              RATE     UNTIL NEXT          MONTHS TO
                                             CHANGE       RATE            PREPAYMENT
   CURRENT      PERIODIC  MAXIMUM  MINIMUM  FREQUENCY  ADJUSTMENT           PENALTY
 BALANCE ($)     CAP(%)   RATE(%)  RATE(%)  (MONTHS)      DATE     INDEX  EXPIRATION
 -----------     ------   -------  -------  --------      ----     -----  ----------
 16,853,838.95   3.000     12.127   4.946       1           1       1ML        0
 17,197,471.80   1.500     14.696   7.696       6          20       6ML        0
  2,374,849.45   1.500     14.417   7.417       6          20       6ML       12
 91,303,932.00   1.500     14.098   7.098       6          20       6ML       24
 11,099,069.17   1.500     14.673   7.673       6          20       6ML        0
  3,259,557.02   1.500     13.954   6.954       6          20       6ML       12
 93,957,759.60   1.500     13.512   6.512       6          20       6ML       24
    458,331.09   1.500     13.525   6.525       6          32       6ML        0
  2,018,601.44   1.500     13.339   6.339       6          32       6ML       36
  2,424,725.82   1.500     14.198   7.198       6          32       6ML        0
    301,626.00   1.500     13.250   6.250       6          32       6ML       24
  5,007,604.59   1.500     13.495   6.495       6          32       6ML       36



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1


                            ONE MONTH LIBOR CAP TABLE

                                                             1ML STRIKE      1ML STRIKE
                 BEGINNING     ENDING           NOTIONAL       LOWER        UPPER COLLAR
   PERIOD        ACCRUAL       ACCRUAL        BALANCE ($)    COLLAR (%)          (%)
   ------        -------       -------        -----------    ----------          ---
     1           01/25/05     02/25/05        998,727,000      7.846            9.620
     2           02/25/05     03/25/05        987,405,684      7.040            9.620
     3           03/25/05     04/25/05        973,865,651      6.391            9.620
     4           04/25/05     05/25/05        958,147,427      6.637            9.620
     5           05/25/05     06/25/05        940,284,062      6.412            9.620
     6           06/25/05     07/25/05        920,339,385      6.640            9.620
     7           07/25/05     08/25/05        898,427,963      6.416            9.620
     8           08/25/05     09/25/05        874,892,163      6.418            9.620
     9           09/25/05     10/25/05        849,854,605      6.648            9.620
    10           10/25/05     11/25/05        825,532,120      6.424            9.620
    11           11/25/05     12/25/05        801,904,089      6.654            9.620
    12           12/25/05     01/25/06        778,950,488      6.430            9.620
    13           01/25/06     02/25/06        756,651,877      6.434            9.620
    14           02/25/06     03/25/06        734,989,380      7.168            9.620
    15           03/25/06     04/25/06        713,944,667      6.441            9.620
    16           04/25/06     05/25/06        693,499,943      6.672            9.620
    17           05/25/06     06/25/06        673,637,925      6.448            9.620
    18           06/25/06     07/25/06        654,341,836      6.679            9.620
    19           07/25/06     08/25/06        635,305,832      6.454            9.620
    20           08/25/06     09/25/06        602,823,505      6.462            9.620
    21           09/25/06     10/25/06        572,097,107      7.854            9.620
    22           10/25/06     11/25/06        543,029,280      7.590            9.620
    23           11/25/06     12/25/06        515,527,007      7.858            9.620
    24           12/25/06     01/25/07        489,671,875      7.596            9.620
    25           01/25/07     02/25/07        473,325,331      7.599            9.620
    26           02/25/07     03/25/07        457,529,615      8.458            9.620
    27           03/25/07     04/25/07        442,265,741      8.694            9.620
    28           04/25/07     05/25/07        427,572,817      8.997            9.620
    29           05/25/07     06/25/07        413,371,874      8.696            9.620
    30           06/25/07     07/25/07        399,646,040      9.000            9.620
    31           07/25/07     08/25/07        386,379,028      8.699            9.620
    32           08/25/07     09/25/07        373,555,122      8.701            9.620



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)  COMPUTATIONAL MATERIALS FOR
                      MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                      SERIES 2005-NC1


                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                    AVAIL. FUNDS CAP   AVAIL. FUNDS CAP
     PERIOD          PAYMENT DATE      (%) (1)(2)         (%) (1)(3)
     ------          ------------      ----------         ----------
        1              2/25/2005         8.226               8.226
        2              3/25/2005         7.364              10.000
        3              4/25/2005         6.653              10.000
        4              5/25/2005         6.876              10.000
        5              6/25/2005         6.656              10.000
        6              7/25/2005         6.880              10.000
        7              8/25/2005         6.660              10.000
        8              9/25/2005         6.663              10.000
        9             10/25/2005         6.888              10.000
       10             11/25/2005         6.669              10.000
       11             12/25/2005         6.895              10.000
       12              1/25/2006         6.676              10.000
       13              2/25/2006         6.679              10.000
       14              3/25/2006         7.399              10.000
       15              4/25/2006         6.686              10.000
       16              5/25/2006         6.913              10.000
       17              6/25/2006         6.694              10.000
       18              7/25/2006         6.921              10.000
       19              8/25/2006         6.702              10.000
       20              9/25/2006         6.711              10.000
       21             10/25/2006         7.834              10.000
       22             11/25/2006         7.586              10.000
       23             12/25/2006         7.843              10.000
       24              1/25/2007         7.594              10.000
       25              2/25/2007         7.598              10.000
       26              3/25/2007         8.417              10.000
       27              4/25/2007         7.650              10.000
       28              5/25/2007         7.910              10.000
       29              6/25/2007         7.660              10.000
       30              7/25/2007         7.921              10.000
       31              8/25/2007         7.671              10.000
       32              9/25/2007         7.676              10.000
       33             10/25/2007         7.982              10.541
       34             11/25/2007         7.731              10.201
       35             12/25/2007         7.995              10.541
       36              1/25/2008         7.744              10.201
       37              2/25/2008         7.751              10.201
       38              3/25/2008         8.171              10.746
       39              4/25/2008         7.645              11.123
       40              5/25/2008         7.897              11.477
       41              6/25/2008         7.640              11.090
       42              7/25/2008         7.891              11.442
       43              8/25/2008         7.634              11.056
       44              9/25/2008         7.631              11.039
       45             10/25/2008         7.883              12.134
       46             11/25/2008         7.625              11.722
       47             12/25/2008         7.877              12.091
       48              1/25/2009         7.620              11.681
       49              2/25/2009         7.617              11.660
       50              3/25/2009         8.430              12.886
       51              4/25/2009         7.613              11.663
       52              5/25/2009         7.870              12.039
       53              6/25/2009         7.620              11.639
       54              7/25/2009         7.877              12.014
       55              8/25/2009         7.627              11.615
       56              9/25/2009         7.631              11.603
       57             10/25/2009         7.889              12.009
       58             11/25/2009         7.639              11.610
       59             12/25/2009         7.898              11.985
       60              1/25/2010         7.648              11.588
       61              2/25/2010         7.653              11.577
       62              3/25/2010         8.479              12.805
       63              4/25/2010         7.664              11.556
       64              5/25/2010         7.925              11.931
       65              6/25/2010         7.676              11.536
       66              7/25/2010         7.938              11.911
       67              8/25/2010         7.688              11.517
       68              9/25/2010         7.695              11.508
       69             10/25/2010         7.959              11.883
       70             11/25/2010         7.710              11.491
       71             12/25/2010         7.975              11.866
       72              1/25/2011         7.725              11.476
       73              2/25/2011         7.734              11.468
       74              3/25/2011          ***               12.690

(1) Available Funds Cap for the Offered Certificates and the Class B-5 and Class B-6 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 2.541% and 2.909%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 2.541% and 2.909%, respectively, for the first Distribution Date and both increase to 20.000% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                         DISCOUNT MARGIN TABLE (TO CALL)

                            0% PPC           80% PPC           100% PPC          150% PPC          200% PPC
                         DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN      DISC MARGIN
---------------------------------------------------------------------------------------------------------------
CLASS A-1B

           100.00000%              28.0              28.0               28.0             28.0              28.0


            WAL (YRS)             18.29              2.72               2.09             1.20              0.92

       MOD DURN (YRS)             13.74              2.55               1.99             1.17              0.90
     PRINCIPAL WINDOW     Feb05 - Jul33     Feb05 - Nov12      Feb05 - Feb11    Feb05 - Aug07     Feb05 - Oct06
---------------------------------------------------------------------------------------------------------------
CLASS A-2A

           100.00000%              11.0              11.0               11.0             11.0              11.0


            WAL (YRS)             13.82              1.18               1.00             0.71              0.55

       MOD DURN (YRS)             11.28              1.16               0.98             0.70              0.54
     PRINCIPAL WINDOW     Feb05 - Mar26     Feb05 - Mar07      Feb05 - Nov06    Feb05 - May06     Feb05 - Jan06
---------------------------------------------------------------------------------------------------------------
CLASS A-2B

           100.00000%              22.0              22.0               22.0             22.0              22.0


            WAL (YRS)             24.82              3.78               2.70             1.67              1.31

       MOD DURN (YRS)             17.89              3.56               2.59             1.63              1.28
     PRINCIPAL WINDOW     Mar26 - Apr33     Mar07 - Nov11      Nov06 - Apr10    May06 - Jan07     Jan06 - Aug06
---------------------------------------------------------------------------------------------------------------
CLASS A-2C

           100.00000%              35.0              35.0               35.0             35.0              35.0


            WAL (YRS)             28.47              7.67               5.94             2.24              1.67

       MOD DURN (YRS)             19.33              6.87               5.46             2.16              1.62
     PRINCIPAL WINDOW     Apr33 - Jul33     Nov11 - Nov12      Apr10 - Feb11    Jan07 - Jul07     Aug06 - Oct06
---------------------------------------------------------------------------------------------------------------
CLASS M-1

           100.00000%              48.0              48.0               48.0             48.0              48.0


            WAL (YRS)             25.99              5.21               4.55             3.06              1.86

       MOD DURN (YRS)             17.90              4.78               4.24             2.91              1.80
     PRINCIPAL WINDOW     Oct26 - Jul33     Apr08 - Nov12      Aug08 - Feb11    Aug07 - Oct08     Oct06 - Jan07
---------------------------------------------------------------------------------------------------------------
 CLASS M-2

           100.00000%              72.0              72.0               72.0             72.0              72.0


            WAL (YRS)             25.99              5.18               4.37             3.74              2.17

       MOD DURN (YRS)             17.40              4.71               4.05             3.51              2.09
     PRINCIPAL WINDOW     Oct26 - Jul33     Mar08 - Nov12      Jun08 - Feb11    Oct08 - Oct08     Jan07 - May07
---------------------------------------------------------------------------------------------------------------
 CLASS M-3

           100.00000%              77.0              77.0               77.0             77.0              77.0


            WAL (YRS)             25.99              5.16               4.30             3.74              2.32

       MOD DURN (YRS)             17.30              4.69               3.97             3.51              2.22
     PRINCIPAL WINDOW     Oct26 - Jul33     Mar08 - Nov12      Apr08 - Feb11    Oct08 - Oct08     May07 - May07
--------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                         DISCOUNT MARGIN TABLE (TO CALL)

                            0% PPC           80% PPC           100% PPC          150% PPC          200% PPC
                         DISC MARGIN       DISC MARGIN        DISC MARGIN       DISC MARGIN      DISC MARGIN
--------------------------------------------------------------------------------------------------------------
 CLASS B-1

           100.00000%              118.0             118.0             118.0            118.0            118.0


            WAL (YRS)              25.99              5.16              4.27             3.70             2.32

       MOD DURN (YRS)              16.49              4.63              3.90             3.45             2.21
     PRINCIPAL WINDOW      Oct26 - Jul33     Mar08 - Nov12     Apr08 - Feb11    Sep08 - Oct08    May07 - May07
--------------------------------------------------------------------------------------------------------------
 CLASS B-2

           100.00000%              130.0             130.0             130.0            130.0            130.0


            WAL (YRS)              25.99              5.15              4.25             3.59             2.32

       MOD DURN (YRS)              16.27              4.60              3.88             3.34             2.20
     PRINCIPAL WINDOW      Oct26 - Jul33     Feb08 - Nov12     Mar08 - Feb11    Jul08 - Oct08    May07 - May07
--------------------------------------------------------------------------------------------------------------
 CLASS B-3

           100.00000%              205.0             205.0             205.0            205.0            205.0


            WAL (YRS)              25.99              5.15              4.23             3.50             2.32

       MOD DURN (YRS)              14.95              4.49              3.79             3.21             2.18
     PRINCIPAL WINDOW      Oct26 - Jul33     Feb08 - Nov12     Mar08 - Feb11    Jun08 - Oct08    May07 - May07
--------------------------------------------------------------------------------------------------------------
 CLASS B-4

            93.70672%              400.0             499.0             525.0            559.0            649.0


            WAL (YRS)              25.99              5.15              4.23             3.43             2.32

       MOD DURN (YRS)              12.38              4.19              3.57             3.00             2.09
     PRINCIPAL WINDOW      Oct26 - Jul33     Feb08 - Nov12     Mar08 - Feb11    May08 - Oct08    May07 - May07
--------------------------------------------------------------------------------------------------------------
 CLASS B-5

            90.37171%              429.0             584.0             625.0            681.0            816.0


            WAL (YRS)              25.99              5.13              4.21             3.36             2.32

       MOD DURN (YRS)              12.13              4.13              3.52             2.92             2.07
     PRINCIPAL WINDOW      Oct26 - Jul33     Feb08 - Nov12     Feb08 - Feb11    Apr08 - Oct08    May07 - May07
--------------------------------------------------------------------------------------------------------------
 CLASS B-6

            82.64670%              503.0             817.0             900.0           1009.0           1231.0


            WAL (YRS)              25.80              4.80              3.93             3.18             2.32

       MOD DURN (YRS)              11.48              3.83              3.25             2.72             2.02
     PRINCIPAL WINDOW      Oct26 - Apr33     Feb08 - May12     Feb08 - Oct10    Feb08 - Jul08    May07 - May07
--------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                               0% PPC           80% PPC           100% PPC          150% PPC          200% PPC
                             DISC MARGIN      DISC MARGIN       DISC MARGIN       DISC MARGIN        DISC MARGIN
-------------------------------------------------------------------------------------------------------------------
CLASS A-1B

               100.00000%             28.0              30.0              30.0              28.0               28.0


                WAL (YRS)            18.33              2.98              2.32              1.20               0.92

           MOD DURN (YRS)            13.76              2.75              2.17              1.17               0.90
         PRINCIPAL WINDOW    Feb05 - Sep34     Feb05 - Feb23     Feb05 - Oct19     Feb05 - Aug07      Feb05 - Oct06
-------------------------------------------------------------------------------------------------------------------
CLASS A-2A

               100.00000%             11.0              11.0              11.0              11.0               11.0


                WAL (YRS)            13.82              1.18              1.00              0.71               0.55

           MOD DURN (YRS)            11.28              1.16              0.98              0.70               0.54
         PRINCIPAL WINDOW    Feb05 - Mar26     Feb05 - Mar07     Feb05 - Nov06     Feb05 - May06      Feb05 - Jan06
-------------------------------------------------------------------------------------------------------------------
CLASS A-2B

               100.00000%             22.0              22.0              22.0              22.0               22.0


                WAL (YRS)            24.82              3.78              2.70              1.67               1.31

           MOD DURN (YRS)            17.89              3.56              2.59              1.63               1.28
         PRINCIPAL WINDOW    Mar26 - Apr33     Mar07 - Nov11     Nov06 - Apr10     May06 - Jan07      Jan06 - Aug06
-------------------------------------------------------------------------------------------------------------------
CLASS A-2C

               100.00000%             35.0              41.0              41.0              35.0               35.0


                WAL (YRS)            29.01              9.53              7.35              2.24               1.67

           MOD DURN (YRS)            19.57              8.26              6.58              2.16               1.62
         PRINCIPAL WINDOW    Apr33 - Sep34     Nov11 - Nov20     Apr10 - May17     Jan07 - Jul07      Aug06 - Oct06
-------------------------------------------------------------------------------------------------------------------
CLASS M-1

               100.00000%             48.0              50.0              50.0              54.0               48.0


                WAL (YRS)            26.11              5.79              5.03              4.10               1.86

           MOD DURN (YRS)            17.95              5.20              4.62              3.79               1.80
         PRINCIPAL WINDOW    Oct26 - Aug34     Apr08 - Dec19     Aug08 - Jan17     Aug07 - Sep14      Oct06 - Jan07
-------------------------------------------------------------------------------------------------------------------
 CLASS M-2

               100.00000%             72.0              75.0              75.0              81.0               72.0


                WAL (YRS)            26.11              5.70              4.81              5.16               2.17

           MOD DURN (YRS)            17.45              5.09              4.39              4.73               2.09
         PRINCIPAL WINDOW    Oct26 - Jul34     Mar08 - Aug18     Jun08 - Nov15     May09 - Oct11      Jan07 - Jun07
-------------------------------------------------------------------------------------------------------------------
 CLASS M-3

               100.00000%             77.0              80.0              80.0              81.0               81.0


                WAL (YRS)            26.10              5.63              4.68              4.20               2.57

           MOD DURN (YRS)            17.34              5.03              4.28              3.91               2.45
         PRINCIPAL WINDOW    Oct26 - Jun34     Mar08 - May17     Apr08 - Oct14     Nov08 - Feb11      Jun07 - Oct07
-------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                       DISCOUNT MARGIN TABLE (TO MATURITY)

                            0% PPC            80% PPC           100% PPC          150% PPC          200% PPC
                          DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN
----------------------------------------------------------------------------------------------------------------
 CLASS B-1

           100.00000%              118.0             121.0             122.0             121.0             129.0


            WAL (YRS)              26.09              5.57              4.60              3.91              2.87

       MOD DURN (YRS)              16.53              4.92              4.17              3.62              2.70
     PRINCIPAL WINDOW      Oct26 - Apr34     Mar08 - Apr16     Apr08 - Dec13     Sep08 - Jul10     Oct07 - Jan08
----------------------------------------------------------------------------------------------------------------
 CLASS B-2

           100.00000%              130.0             133.0             134.0             133.0             164.0


            WAL (YRS)              26.08              5.50              4.55              3.77              5.09

       MOD DURN (YRS)              16.30              4.85              4.11              3.49              4.55
     PRINCIPAL WINDOW      Oct26 - Mar34     Feb08 - Sep15     Mar08 - Jun13     Jul08 - Mar10     Jan08 - Oct11
----------------------------------------------------------------------------------------------------------------
 CLASS B-3

           100.00000%              205.0             209.0             209.0             209.0             254.0


            WAL (YRS)              26.07              5.43              4.47              3.64              4.74

       MOD DURN (YRS)              14.98              4.68              3.96              3.32              4.19
     PRINCIPAL WINDOW      Oct26 - Feb34     Feb08 - Jan15     Mar08 - Dec12     Jun08 - Nov09     May09 - Apr10
----------------------------------------------------------------------------------------------------------------
 CLASS B-4

            93.70672%              400.0             500.0             525.0             558.0             599.0


            WAL (YRS)              26.05              5.34              4.40              3.52              4.14

       MOD DURN (YRS)              12.39              4.30              3.68              3.07              3.52
     PRINCIPAL WINDOW      Oct26 - Dec33     Feb08 - May14     Mar08 - May12     May08 - Jul09     Dec08 - May09
----------------------------------------------------------------------------------------------------------------
 CLASS B-5

            90.37171%              429.0             583.0             624.0             681.0             715.0


            WAL (YRS)              26.00              5.19              4.26              3.38              3.71

       MOD DURN (YRS)              12.13              4.16              3.55              2.94              3.18
     PRINCIPAL WINDOW      Oct26 - Oct33     Feb08 - Sep13     Feb08 - Oct11     Apr08 - Mar09     Jul08 - Dec08
----------------------------------------------------------------------------------------------------------------
 CLASS B-6

            82.64670%              503.0             817.0             900.0            1009.0            1030.0


            WAL (YRS)              25.80              4.80              3.93              3.18              3.35

       MOD DURN (YRS)              11.48              3.83              3.25              2.72              2.84
     PRINCIPAL WINDOW      Oct26 - Apr33     Feb08 - May12     Feb08 - Oct10     Feb08 - Jul08     Apr08 - Jul08
----------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                               BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML =2.541%, 6ML =2.909%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown, Class A-1 Certificates pay sequentially):

                                   STATIC LIBOR                        FORWARD LIBOR
                          -------------------------------    -------------------------------
                          35% LOSS   45% LOSS    55% LOSS    35% LOSS    45% LOSS   55% LOSS
                          SEVERITY   SEVERITY    SEVERITY    SEVERITY    SEVERITY   SEVERITY
                          -------------------------------    --------------------------------
CLASS M-1    CDR Break     32.419%    23.831%     18.832%     30.053%     21.940%    17.267%
             Cum Loss       18.96%     20.04%      20.80%      18.11%      18.95%     19.54%
CLASS M-2    CDR Break     24.453%    18.429%     14.783%     22.132%     16.582%    13.252%
             Cum Loss       15.85%     16.75%      17.39%      14.83%      15.52%     15.99%
CLASS M-3    CDR Break     20.168%    15.412%     12.467%     17.888%     13.595%    10.959%
             Cum Loss       13.90%     14.68%      15.23%      12.76%      13.35%     13.75%
CLASS B-1    CDR Break     18.518%    14.224%     11.543%     16.260%     12.419%    10.043%
             Cum Loss       13.08%     13.81%      14.33%      11.90%      12.44%     12.81%
CLASS B-2    CDR Break     16.913%    13.049%     10.621%     14.664%     11.258%     9.127%
             Cum Loss       12.24%     12.92%      13.39%      11.01%      11.50%     11.83%
CLASS B-3    CDR Break     15.398%    11.925%      9.725%     13.187%     10.164%     8.266%
             Cum Loss       11.41%     12.03%      12.46%      10.14%      10.58%     10.88%
CLASS B-4    CDR Break     14.182%    11.016%      9.000%     12.096%      9.351%     7.623%
             Cum Loss       10.72%     11.29%      11.68%       9.47%       9.88%     10.16%
CLASS B-5    CDR Break     12.630%     9.848%      8.074%     10.584%      8.221%     6.717%
             Cum Loss        9.79%     10.30%      10.66%       8.51%       8.86%      9.10%
CLASS B-6    CDR Break     11.427%     8.963%      7.378%      9.357%      7.319%     6.010%
             Cum Loss        9.04%      9.52%       9.86%       7.69%       8.02%      8.26%

                             (FORWARD LIBOR GRAPH)


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2005-NC1


                                  EXCESS SPREAD

Calculations are run to call at both static (1ML = 2.541%, 6ML = 2.909%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between (a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-5 and Class B-6 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-5 and Class B-6 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include:
(1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

                EXCESS SPREAD IN BPS     EXCESS SPREAD IN BPS
   PERIOD          (STATIC LIBOR)          (FORWARD LIBOR)
   ------          --------------          ---------------
Avg yr1                  389                     329
Avg yr2                  401                     287
Avg yr3                  455                     384
Avg yr4                  452                     383
Avg yr5                  458                     378

             EXCESS SPREAD  1 MONTH    6 MONTH     EXCESS SPREAD
                IN BPS      FORWARD    FORWARD         IN BPS
  PERIOD    (STATIC LIBOR)   LIBOR      LIBOR     (FORWARD LIBOR)
  ------    --------------   -----      -----     ---------------
    1             521       2.5410%    2.9090%          521
    2             435       2.6510%    3.0260%          424
    3             363       2.8740%    3.1360%          331
    4             385       3.0150%    3.2210%          339
    5             363       3.0990%    3.2940%          308
    6             385       3.1700%    3.3650%          323
    7             362       3.2340%    3.4350%          295
    8             362       3.3000%    3.5020%          288
    9             384       3.3760%    3.5660%          302
    10            362       3.4500%    3.6220%          274
    11            383       3.5180%    3.6710%          288
    12            361       3.5820%    3.7140%          260
    13            361       3.6350%    3.7510%          255
    14            432       3.6760%    3.7830%          321
    15            360       3.7090%    3.8130%          248
    16            382       3.7390%    3.8440%          266
    17            359       3.7700%    3.8730%          241
    18            381       3.8000%    3.8970%          260
    19            358       3.8250%    3.9160%          235
    20            358       3.8550%    3.9390%          232
    21            469       3.8900%    3.9670%          363
    22            442       3.9100%    3.9970%          334
    23            466       3.9110%    4.0290%          358
    24            440       3.9120%    4.0620%          331
    25            439       3.9630%    4.0930%          325
    26            520       4.0210%    4.1110%          403
    27            442       4.0660%    4.1160%          380
    28            466       4.0950%    4.1110%          404
    29            440       4.1060%    4.1020%          374
    30            465       4.0970%    4.0940%          402
    31            438       4.0710%    4.0940%          375
    32            438       4.0480%    4.1080%          376
    33            467       4.0380%    4.1340%          411
    34            440       4.0410%    4.1700%          381
    35            465       4.0600%    4.2100%          407
    36            438       4.0970%    4.2520%          373
    37            437       4.1510%    4.2890%          367
    38            484       4.2030%    4.3170%          413
    39            438       4.2470%    4.3370%          374
    40            465       4.2820%    4.3510%          400
    41            440       4.3050%    4.3630%          369
    42            466       4.3170%    4.3740%          397
    43            441       4.3180%    4.3900%          368
    44            441       4.3210%    4.4130%          368
    45            467       4.3300%    4.4420%          403
    46            441       4.3480%    4.4740%          371
    47            466       4.3740%    4.5060%          397
    48            441       4.4090%    4.5350%          364
    49            441       4.4520%    4.5570%          360
    50            522       4.4910%    4.5700%          448
    51            441       4.5190%    4.5740%          361
    52            467       4.5380%    4.5730%          389
    53            442       4.5450%    4.5710%          359
    54            468       4.5400%    4.5720%          388
    55            443       4.5250%    4.5810%          361
    56            444       4.5150%    4.5990%          362
    57            470       4.5150%    4.6270%          395
    58            445       4.5270%    4.6600%          365
    59            471       4.5510%    4.6940%          392
    60            446       4.5880%    4.7250%          359
    61            447       4.6350%    4.7480%          355
    62            530       4.6780%    4.7600%          445
    63            449       4.7090%    4.7620%          357
    64            475       4.7270%    4.7590%          385
    65            450       4.7330%    4.7540%          355
    66            477       4.7240%    4.7530%          386
    67            452       4.7050%    4.7590%          359
    68            454       4.6920%    4.7770%          361
    69            480       4.6900%    4.8040%          394
    70            456       4.7000%    4.8370%          364
    71            483       4.7240%    4.8710%          392
    72            458       4.7610%    4.9010%          359
    73            460       4.8090%    4.9240%          355
    74            ***       4.8520%    4.9360%          448


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.